EXHIBIT 4.14

CONFORMED COPY

LICENCE AGREEMENT

between

Veronica Holding B.V.

as the Licensor

and

SBS Broadcasting B.V.

as the Licensee

1 September 2003

NautaDutilh

TABLE OF CONTENTS

Article	Contents

1	Definitions
2	Exclusive licence
3	The Residual Field of Use
4	Maintenance of the Licensed Trademarks / Recordal of the licence
5	Change of Licensed Trademarks / New Trademarks and New Domain Names
6	Domain name and homepage veronica.nl
7	Databases
8	Licence period and termination
9	Consequences of termination
10	Protection of the Veronica Trademarks
11	Warranties / indemnification
12	Confidential information
13	Costs
14	Assignment / transfer
15	Notices
16	No rescission / no nullification
17	General
18	Governing law, disputes and competent court

Annexes

1	List of Veronica Trademarks
2	List of Veronica Domain Names
3	(a) List of Licensed Trademarks
(b)	List of Specified Licensed Trademarks
(c)	List of Warranted Licensed Trademarks
(d)	List of Warranted Licensed Trademarks to which 11.1(f) does not apply
4	(a) List of Licensed Domain Names
(b)	List of Warranted Licensed Domain Names
5	Code of Conduct
6	Field of Use overview
7	Deed of Contribution
8	Deed of Adherence
9	Deed of Pledge

THE UNDERSIGNED:

1              VERONICA HOLDING B.V., a private company with limited liability organised under the laws of the Netherlands, having its corporate seat in Hilversum, the Netherlands and offices at Olympia 2A, 1213 NT, Hilversum, the Netherlands, hereinafter referred to as the “Licensor”, duly represented in this matter by Veronica Holding, hereby represented by its managing director, P. Kuipers;

and

2              SBS BROADCASTING B.V., a private company with limited liability organised under the laws of the Netherlands, having its corporate seat in Amsterdam, the Netherlands and offices at Rietlandpark 333, 1019 DW  Amsterdam, the Netherlands, hereinafter referred to as the “Licensee”, duly represented in this matter by its business manager A.H.T. Kreuzen;

];

WHEREAS:

A            The Licensor is the exclusive owner of the Veronica Trademarks and the exclusive claimant of the Veronica Domain Names;

B             The Licensee is involved in the business of the production and broadcast of television programmes and other television related activities in the broadest sense;

C             The Licensee and Licensor have entered into a transfer agreement relating to the contribution by Licensor of the shares in Veronica Uitgeverij B.V., against an issue of (new) shares in the capital of the Licensee and a share purchase agreement relating to the sale by Licensor of all outstanding and issued share capital of Veronica Litho B.V. and Veronica Digitaal B.V. against  the acceptance by the Licensee or a company designated by the Licensee of certain liabilities;

D             As part of the agreement referred to under recital C, the parties have agreed that the Licensor will grant the Licensee a perpetual and exclusive right to use certain Veronica Trademarks and Veronica Domain Names, and to sublicense such right, for television and television related activities and for printed media and related activities, in the broadest sense, under the terms and conditions as set forth in this Licence Agreement;

E             The Licensee is willing to accept such terms and conditions for this licence.

HAVE AGREED AS FOLLOWS:

Article 1 - Definitions

1.1           Unless the context requires otherwise, the following terms and expressions in this Licence Agreement shall have the following meaning:

Affiliate:	Any subsidiary or group company as defined in Article 2:24a and 2:24b of the Dutch Civil Code;

Annex:	Any annex to this Licence Agreement;

Code of Conduct:

The code of conduct for the use of the Licensed Trademarks and the Licensed Domain Names  in the form as set out in Annex 5, to be signed on the Effective Date with the signing of this Licence Agreement;

Effective Date:	The day the last Party has executed this Licence Agreement;

Licence Agreement:	This licence agreement including the Annexes;

Licensed Domain Names:	The Veronica Domain Names as licensed to Licensee hereunder, specified in Annex 4 (a);

Licensed Trademarks:	The Veronica Trademarks as licensed to Licensee hereunder, specified in Annex 3(a);

New Domain Names:	Domain names consisting of the Licensed Trademarks or elements thereof that Licensee wishes to license in after the date hereof in conformity with article 5.5 of this Licence Agreement;

New Trademarks:

Trademarks consisting of the Licensed Trademarks or elements thereof that the Licensee wishes to have registered and licence in after the date hereof in conformity with article 5.3 of this Licence Agreement;

Parties:	The Licensor and the Licensee;

Residual Field of Use:

All commercial and non-commercial use of the Veronica Trademarks and/or the Veronica Domain Names for goods and services other than those that fall within the SBS Field of Use, the Veronica Field of Use and the Sky Field of Use;

SBS Field of Use:	The products and services for which the Licensor hereby grants SBS the right to use the Licensed Trademarks and the Licensed Domain Names, as set out in article 2.1;

Sky Field of Use:	The products and services for which the Licensor has granted Sky Radio Ltd. the right to use certain Veronica Trademarks and Veronica Domain Names, as set out in article 2.4(b);

Specified Licensed Trademarks:	The Licensed Trademarks, listed in Annex 3(b);

Veronica Domain Names:	The domain names listed in Annex 2;

Veronica Field of Use:	The products and services for which the Licensor may grant Vereniging Veronica the right to use the Veronica Trademarks and Veronica Domain Names, as set out in article 2.4(a);

Veronica Merken B.V.:

The legal entity in which Licensor shall , after the Effective Date, contribute the Veronica Trademarks and Veronica Domain Names and which legal entity shall adhere to this Licence Agreement with Licensee;

Veronica Trademarks:	The trademark registrations and trademark applications, unregistered marks and logos, including all copyrights, design rights and rights of a similar nature in the same, specified in Annex 1.

Veronica Web-site:	The web-site referred to in article 6.1

Warranted Licensed Domain Names:	The Licensed Domain Names as specified in Annex 4(b);

Warranted Licensed Trademarks:	The Licensed Trademarks specified in Annex 3(c);

1.2           Use of definitions: in this Licence Agreement, the use of the singular shall include the plural and vice versa.

Article 2 – Exclusive licence

2.1           The Licensor hereby grants to the Licensee a world-wide, exclusive and perpetual right to use the Licensed Trademarks and the Licensed Domain Names in connection with the following:

(a)           all television and other visual and audio-visual services and products which are perceivable by individuals via screens of any nature whatsoever, whether the relevant technology exists at the date of this Licence Agreement or is developed in the future, and howsoever distributed;

(b)           printed media, including but not limited to products and services consisting of printed copy devices, including but not limited to magazines and papers, meant for distribution to the public;

(c)           any and all events (excluding musical events) relating or in connection with the services and products mentioned under (a) and (b);

(d)           all services and products related to or in connection with any of the activities under (a) and (b), within and outside the company of the Licensee and its Affiliates such as, but without limitation e.g. on letterheads, personnel clothing, company cars, on web sites;

(e)           merchandising the Licensed Trademarks and Licensed Domain Names  to the extent related to the activities mentioned under (a) and (b);

(f)            any and all services and products relating to or in connection with the rights granted under (a) and (b), including without limitation

(i)            the marketing, promotion and advertising of these services and products, via any present or future means, including but not limited to radio, television, Internet, telephone (e.g. WAP), direct mail, newspaper and magazine advertising, billboards, and posters and any other present or future means of advertising; and

(ii)           any spin-off activities and products relating to or in connection with the rights granted under (a) and (b), such as EPG services, web-site and mobile telecommunications services, ringtones and activities including without limitation SMS services and gaming, via any and all media and by all other methods now known or hereafter devised or developed, including but not limited to satellite, cable, wire, fibre, terrestrial over the air, home entertainment, software, hardware, internet, telephone (e.g. SMS, I-mode and WAP), all other forms of on-line and interactive and enhanced rights or media or similar applications or devices and, as far as screen originated: tape, disc, CD and/or DVD.

2.2           (a)           Only the Licensee may use the Veronica Trademarks and

the Veronica Domain Names in conjunction with or containing the words “tv”, “television”, “magazine”, “guide”, “electronic programme guide” and/or “epg”;

(b)           Only the Licensee may use the Veronica Trademarks and the Veronica Domain Names in conjunction with or containing the words “satellite” and/or “digital” as such;

(c)           The Licensee may only use the Veronica Trademarks and the Veronica Domain Names in conjunction with or containing the words “channel”, “mobile” and/or “internet” if used in combination with the word “tv” or “television” or with another clear reference to its printed media Field of Use (such as in combination with “magazine”);

(d)           The Licensee may use the Licensed Trademark (application) “Veronica Music Television ” only for one or more television programme(s) or television channel(s) and may use the Licensed Trademark (application) “Veronica Music Magazine ” only for one or more magazines;

(e)           The words indicated under (a), (b) and (c) above also refer to the translations of these words in another language.

2.3           The licence granted hereunder is exclusive, meaning that the Licensor shall not use, or grant any licences to any third parties for use of, the Licensed Trademarks for the SBS Field of Use.

2.4           Licensee hereby acknowledges and accepts that the Licensor has granted or shall grant rights to Vereniging Veronica and Sky Radio Ltd. for the use of certain Veronica Trademarks and/or the Veronica Domain Names for:

(a)           the Veronica Field of Use:

(i)            non-profit activities of Vereniging Veronica (“Verenigings activiteiten”);

(ii)           non-profit educational activities;

(iii)          charity (“liefdadigheid”);

(iv)          any and all non-profit events (including musical events).

Non-profit means that the activities of Vereniging Veronica under articles 2.4(a) (i) - (iv) may make a profit if the total estimated budget (including the estimated budgets of any Affiliates or third parties that, against payment by Vereniging Veronica, undertake the organisation or exploitation or assist Vereniging Veronica in these activities) is lower than €250,000 ex VAT. For the avoidance of doubt it is expressly stated that if the total estimated budget is higher than €250,000.- ex. VAT, the activities shall be considered to be outside of the scope of the Veronica Field of Use.

(b)           the Sky Field of Use:

(a)           For all radio and other audio services and products which are perceivable by individuals via loud speakers of any nature whatsoever, whether the relevant technology exists at the date of this Licence Agreement or is developed in the future, and howsoever distributed, including in particular (without limitation audio broadcasting and transmission and the exploitation of one or more radio stations (“the Radio Station(s)”);

(b)           any and all events relating or in connection with the services mentioned under (a) (including without limitation musical events, live performances, sponsoring and audio (re)broadcasting of audio pieces which were previously recorded and/or broadcast in whichever media);

(c)           all services related to or in connection with the services and products under (a), such as, but without limitation, use within and outside the company, e.g. on letterheads, personnel clothing, company cars and on  web sites;

(d)           merchandising the Licensed Trademarks and Licensed Domain Names to the extent related to the activities mentioned under (a);

(e)           any and all services and products relating to or in connection with the rights granted under (a), including and without limitation,

(i)            the marketing, promotion and advertising, via all media and by all other methods, including but not limited to radio, television, Internet, telephone (e.g. WAP), direct mail, newspaper and magazine advertising, billboards, posters and any other present or future means of advertising, it being understood that insofar as printed media are concerned that are aimed at the general public or Radio Station(s)’ listeners, the Sky Field of Use shall exclude the publication and/or distribution, for commercial gain, of printed media under a name which includes the name “Veronica”, which restriction does not apply to business to business communication; and

(ii)           any spin-off activities and products relating to or in connection with the rights granted under (a), such as web-site and mobile telecommunications services, ringtones and activities including without limitation SMS services and gaming, via any and all media and by all other methods now known or hereafter devised or developed, including but not limited to satellite, cable, wire, fibre, terrestrial over the air, home entertainment, software, hardware, internet, telephone (e.g. SMS, I-mode and WAP), all other forms of on-line and interactive and enhanced rights or media or similar applications or devices and, as far as audio originated tape, disc, CD and/or DVD;

(c)           The fields of use as set out under article 2.1 and 2.4(a) and (b) are described and summarised by way of example and clarification in Annex 6 headed “Field of Use” overview. The Licensor will include the same in the license agreement with Sky Radio Ltd.

2.5           The Licensor has procured and shall procure that neither the licence to Sky Radio Ltd. (referred to in article 2.4(b)) nor the licence to Vereniging Veronica (referred to in article 2.4(a)) shall permit the relevant licensee to use, or permit any other party to use, the Veronica Trademarks and the Veronica Domain Names within the SBS Field of Use. This is subject to the Licensee's acknowledgement of the Sky Field of Use and the Veronica Field of Use contained in article 2.4(a) and (b).

2.6           Other than the Licensee’s financial and other obligations as set out in the agreement referred to in recital C, no further payments by the Licensee to the Licensor shall be due for the rights granted hereunder to the Licensee.

2.7           The Licensee acknowledges that ownership of the Veronica Trademarks vests exclusively in the Licensor. The Licensee also acknowledges that the Licensor is the sole and exclusive rightful claimant of the Veronica Domain Names. The Licensee shall not obtain or claim any right, title or interest, of whatever nature, in or to any of the Veronica Trademarks or any of the Veronica Domain Names as a result of the Licensee’s use thereof under this Licence Agreement unless stipulated otherwise herein.

2.8           The Licensee warrants that it shall for the products and services set out in article 2.1 make such use of those of the Specified Licensed Trademarks listed in Annex 3(b) as is the minimum required by the applicable legislation to prevent the lapse of the Licensor’s rights in those Trademarks.

2.9           The Licensee shall only use the Licensed Trademarks and the Licensed Domain Names as authorised under this Licence Agreement.

2.10         Neither Party shall use the Licensed Trademarks and/or the Licensed Domain Names in any way that will invalidate (excluding non-use for other marks than Specified Licensed Trademarks) or cause any of the Veronica Trademarks to become generic. The Licensee will not be considered to have caused a Veronica Trademark to become generic by not taking action against third parties. In the light of these requirements the Code of Conduct applies. If the Parties decide to grant licenses to use the Veronica Trademarks and/or the Veronica Domain Names to third parties, those third parties shall be bound by the Code of Conduct. Any changes and amendments to the Code of Conduct shall have to be mutually agreed upon between all the initial parties thereto;

2.11         The Licensee shall:

(a)           in each edition of “Veronica Magazine” and “Satellite”, include the following notice in the colophon;

(b)           on its internet site “veronicatv.nl”, on the page “about Veronica”, which page shall be accessible via a button, include the following notice:

“VERONICA® is a trademark of Veronica Merken BV”

2.12         The Licensee shall not:

(a)           use the Licensed Trademarks together or in conjunction with any other trademark(s), sign(s) or logo(s), (whether registered or not), unless the Licensed Trademarks are sufficiently distinguished from the surrounding and adjacent texts and graphics, except with the prior written consent of the Licensor, such consent not to be unreasonably withheld or delayed. It is hereby agreed that any use of the Licensed Trademarks in connection with a number symbol and/or any of the trademarks, logos, service marks or programme names of the Licensee shall be considered to be reasonable and shall be deemed approved by the Licensor;

(b)           do or authorise any third party to do any act that may invalidate or be inconsistent with the rights of the Licensor in the Licensed Trademarks and shall not omit or authorise any third party to omit or to do any act that, by its omission, may have that effect or character;

(c)           attack, question or dispute any rights of the Licensor in the Veronica Trademarks and the Veronica Domain Names. Insofar as the Specified Trademarks are concerned, article 2.12(c) will remain in effect during 1 (one) calendar year after termination of this Licence Agreement.

2.13         Any and all use by the Licensee of the Licensed Trademarks outside of The

Netherlands is at the full risk and account of the Licensee. The Licensee hereby indemnifies the Licensor and holds the Licensor harmless against all losses, damages, costs, expenses and other liabilities (including, without limitation, all reasonable legal and other professional fees) incurred by the Licensor as a result of or in connection with such use.

Article 3 – The Residual Field of Use

3.1           The Parties agree that in the Residual Field of Use, the Veronica Trademarks and the Veronica Domain Names shall only be used within the scope of and in accordance with the Code of Conduct and as follows:

(a)           if either the Licensee, Sky Radio Ltd. or Veronica Holding B.V. (the Interested Parties) wish to make use, or is approached by a third party wishing to make use, whether commercial or non-commercial, of the Veronica Trademarks and/or the Veronica Domain Names in the Residual Field of Use it shall be required to make a proposal in writing, to be sent out both by fax and by registered mail to the (other) Interested Parties, setting out in sufficient detail how to jointly exploit the Veronica Trademarks and/or the Veronica Domain Names (the “Proposal”). The (other) Interested Parties shall confirm within 30 days following receipt of the Proposal, whether they wish to participate in the proposed exploitation. If an Interested Party does not respond within 30 days it will be deemed to have declined to participate in the proposed activity. The costs and profits of such exploitation shall be shared between the participating Interested Parties and/or third parties, if any, in a ratio to be agreed upon. In the Residual Field of Use the Veronica Trademarks and the Veronica Domain shall be exploited via a separate special purpose vehicle in which the participating Interested Parties and/or third parties, if any, shall hold an interest to be agreed upon.

(b)           upon receipt of the Proposal any Interested Party has the right to veto the Proposal, meaning the Proposal cannot be accepted or executed by the other Interested Parties, and the Licensor shall not grant a licence for the exploitation as per the Proposal, if the Interested Party has reasonable grounds to deem the use as set out in the Proposal detrimental to the image of the Veronica Trademarks and/or its interests under its respective Licence Agreement.

(c)           if one or more Interested Parties decline to participate in the proposed exploitation as per the relevant Proposal, the remaining participating Interested Parties and/or third parties, if any, may, subject to the prior agreement between all of the Interested Parties on a market value licence fee(s), jointly exploit them as per paragraph (a) and in accordance with the Code of Conduct and the agreed licence fee shall be paid to the non-participating Interested Parties.

Article 4 – Maintenance of the Licensed Trademarks / Recordal of the licence

4.1           The Licensor shall keep the Licensed Trademarks and the Licensed Domain Names duly registered for the duration of this Licence Agreement.

4.2           If a Licensed Trademark that is not a Warranted Licensed Trademark is up for renewal, the Licensor will consult with the Licensee whether the latter is using or plans on using this Licensed Trademark. If the Licensee indicates such is not the case the Licensor has the right to abandon the registration of such Licensed Trademark. Costs of renewal will be for the Licensee, pro rata parte  if the relevant trademark is Licensed to more than one Licensee.

4.3           The Licensor will instruct its trademark agent to provide the Licensee with copies of any and all correspondence in respect of the maintenance and renewal of the Licensed Trademarks and the Licensed Domain Names.

4.4           The Licensor, after the signing of this Licence Agreement by the Parties, shall have the licence on the Licensed Trademarks granted to the Licensee hereunder recorded in the relevant trademark registers with respect to these Licensed Trademarks for which Licensee requests such recordal. The Licensee shall bear the costs of this registration. The Licensor shall provide the Licensee with copies of the certificates of registration.

4.5           The Licensor hereby grants to the Licensee an irrevocable power of attorney to sign all documents and to carry out all acts on behalf of the Licensor to comply with articles 4.1, 4.3 and 4.4 if the Licensor, after having been given written notice requiring it to comply with these articles, within 14 days fails to fulfil any of its obligations set out in those articles. The Licensor shall immediately on demand reimburse all reasonable expenses incurred by the Licensee in exercising this power of attorney, except for the costs for the recordal mentioned in article 4.4.

Article 5 – Change of Licensed Trademarks / New Trademarks and New Domain Names

5.1(a)      Subject to the provisions of this article 5.1, Licensee shall have the right to further develop, adapt, amend, modify and translate the Licensed Trademarks (“Brand Variation”), and to use any such Brand Variation in relation to the SBS Field of Use.

5.1(b)      The Licensee may, when using the Licensed Trademarks, in its own discretion change or redesign these as long as the redesigned or changed Licensed Trademarks retain the same “look and feel” and the change or redesign does not substantially affect the brand recognition in the market of the Licensed Trademarks.

5.1. (c)    The Licensee may not, when using the Licensed Trademarks, change the distinctive element nor act outside the scope of article 5.1(b) without the Licensor’s prior written consent. For the purposes of this Licence Agreement, the Parties agree that  the distinctive element of the Licensed Trademarks is the word “veronica”.

5.1(d)      Licensee shall, as soon as reasonably possible, inform Licensor of any changes and redesigns and Licensor shall inform its other licensees. The obligation to inform shall not apply and no consent of the Licensor will be required for incidental Brand Variation, such as temporary use of the Licensed Trademarks written backwards, mirror wise or with omission of certain letters, colour variation (with respect to registered colour marks), variation on jingles, and addition of graphic elements.

5.1(e)      Licensee shall allow, and shall procure that Sky Radio Ltd and Vereniging Veronica will be able to use the changed or redesigned marks for their fields of use by providing (at no cost) the artwork resulting from such redesign or change (also if this is registered as a New Trademark) upon request, or by using its reasonable best efforts to procure that a third party that holds copyrights in redesigns or changes is willing to grant a licence to such other licensees.

5.1(f)       If any copyrights or other ancillary rights of any nature whatsoever in the Veronica Trademarks or Veronica Domain Names (including New Trademarks and New Domain Names) should arise on the side of Licensee or its Affiliates or sub-licensees, Licensee shall not, and shall procure that its Affiliates and sub-licensees shall not, hold such rights against Licensor or any of Licensor’s other licensees.

5.2           Licensor shall impose similar obligations on its other licensees as imposed on Licensee in article 5.1(c), 5.1(d), 5.1(e) and 5.1(f).

5.3           If the Licensee wishes to have filed and registered for the SBS Field of Use certain trademarks consisting of the Licensed Trademarks or elements thereof or any unregistered marks, logo’s or taglines or the like, not listed in Annex 1 but used by the Licensor and/or its Affiliates before the date of signing of this Licence Agreement, inside or outside of the territories where these are currently registered or in any such (additional) classes that fall within the SBS Field of Use mentioned under 2.1 (“New Trademarks”), it shall request the Licensor in writing to do so. The Licensor, within a reasonable term after receipt of the Licensee’s request and at the Licensee’s expense, shall apply or file for and register the requested New Trademark at least for the class headings of the international class 38 and 41 insofar the SBS Field of Use as set out in article 2.1(a) is concerned and/or for the international classes 16 insofar as the SBS Field of Use as set out in article 2.1(b) is concerned and for any such additional classes that fall within the SBS Field of Use mentioned under 2.1 It is understood that the New Trademarks cannot consist of the Veronica Trademarks as registered or applied for at the date hereof.

5.4           Any and all filings, applications and registrations of New Trademarks by Licensee shall be in the name of the Licensor only, but shall be made for the sole expense and risk of the Licensee. The Licensee indemnifies the Licensor against any and all damages and costs the Licensor may suffer as a result of claims by other licensees under the Veronica Trademarks and/or third parties in connection with such filing and/or registration or the use thereof by the Licensee in or outside of The Netherlands. The filing or application, and, upon registration, this registration, shall automatically form part of the Licensed Trademarks hereunder.

5.5           The Licensee may register in its own name new domain names that consist of the Licensed Trademarks or part(s) thereof and that relate to the SBS Field of Use (“New Domain Names”). The Licensee shall transfer such New Domain Names to the Licensor within 14 days after having obtained such New Domain Names or within such shorter time as will remain until the end of this Licence Agreement if the Licensee has registered a New Domain Name within less than 14 days before the expiry of this Licence Agreement.

5.6           The Licensor shall not use or licence any New Trademarks and New Domain Names out to any of its other licensees under the Veronica Trademarks and/or the Veronica Domain Names without the Licensee’s prior written consent, which consent shall not be unreasonably withheld or delayed. A reasonable ground for refusing consent may be, for example, that the licensee that requests to use the New Trademarks or New Domain Names is not willing to, within reasonably limits, reimburse the Licensee for its investments in the New Trademarks or the New Domain Names, or wishes to use the New Trademarks or New Domain Names within the SBS Field of Use. The foregoing likewise applies to the Licensee if any of the Licensor’s other licensees under the Veronica Trademarks initiates the filing and registration of New Trademarks or New Domain Names and the Licensee wishes to use these New Trademarks or New Domain Names.

Article 6 – Domain name and homepage veronica.nl

6.1           The Licensor shall at its own cost maintain in existence a web-site under the domain name <veronica.nl>.

6.2           The Licensor shall ensure that four hyperlink buttons of equal size and substantially equal prominence appear on the first web-page of this web-site and are in accordance with the layout and technical specifications agreed in good faith between the Licensor, the Licensee and Sky, which hyperlink buttons shall respectively provide hyperlinks to:

(i)            the web-site with the domain name URL <veronicatv.nl>;

(ii)           the web-site with the domain name <veronicamagazine.nl>;

(iii)          the web-site with the domain name URL <verenigingveronica.nl>; and

(iv)          the web-site with the domain name URL <veronicaradio.nl>.

6.3           The Licensee shall, no later than 31 October 2005, on the web-site with the domain name <veronicatv.nl> provide a hyperlink to the website with the domain name <veronica.nl>.

6.4           The Licensor and the Licensee agree that the web site as mentioned in article 6.1 may be used by Veronica Merken B.V., the Licensee, Sky Radio Ltd. and Vereniging Veronica under the Veronica Trademarks as the central (portal) web-site of Licensee, Sky Radio Ltd. and the Vereniging Veronica. Any advertising revenues or other revenues in relation to the Veronica Web-site received by the Licensor shall be divided between the Licensor, the Licensee, the Vereniging and Sky and paid in the manner to be agreed between these parties as soon as reasonably possible.

Article 7 – Databases

7.1         (a)             Under the transfer agreement referred to in recital C, the Licensee has obtained all database rights and copyrights in the database of (i) subscribers to the magazines known as Veronica Magazine and (Veronica) Satellite and (ii) members of Vereniging Veronica. Parties agree that all new subscribers to the magazine known as “Veronica Magazine” shall, as long as Vereniging Veronica retains the same legal form, automatically be administered as member of Vereniging Veronica (“lid/abonnee”).

(b)           The Licensee will, at the written request of Vereniging Veronica distribute a mailing solely for the Veronica Field of Use to the members of the Vereniging at cost 2 times per year. The Licensor acknowledges that it has no right to use or receive the data in the databases mentioned in article 7.1(a) until further agreement is reached with the Licensee.

(c)           The Licensor agrees and warrants that it will not, nor will it allow any Affiliate (including Vereniging Veronica), or a third party to directly or indirectly use any of the membership data it owns on the date hereof or after the date hereof, whether or not directly or indirectly derived from the databases mentioned under (a), for any activities competitive with the SBS Field of Use, including but not limited to any public or commercial audiovisual broadcasting or printed media activities.

7.2.          The Licensee shall, against payment of the technical costs at cost, reserve for Vereniging Veronica in Veronica Magazine up to 12 advertorial pages per calendar year to be used at the discretion of Vereniging Veronica. If Vereniging Veronica wishes to use more than one full page in a certain month it will have to consult with Veronica Uitgeverij B.V.  Vereniging Veronica and Veronica Uitgeverij B.V. will contact directly as to the manner and time of delivery to Veronica Uitgeverij B.V. of the information to be published in Veronica Magazine in accordance with the advertorial conditions in use by Veronica Uitgeverij B.V.

7.3           The Licensee agrees to maintain at cost the database of members of Vereniging Veronica and, from time to time, to update that database with all relevant data provided by Vereniging Veronica, provided that this data is supplied to the Licensee in accordance with all applicable privacy legislation (including the “Wet Bescherming Persoonsgegevens”). The Parties acknowledge and agree that all intellectual property rights in the revised and updated database shall belong to the Licensee. The Licensor shall procure that the Vereniging Veronica shall transfer any intellectual property rights that it may acquire in and to any such data to the Licensee in full and without any limitation or encumbrance so that the Licensee is the sole and absolute owner thereof.

7.4           After termination of this Licence Agreement, the Licensee will provide Vereniging Veronica with a list of Vereniging Veronica’s members as administered by the Licensee within a month after Vereniging Veronica has committed itself in writing to an identical obligation Licensor has committed itself to under article 7.1(c) and article 14.1 of this Licence Agreement. Such obligation on Vereniging Veronica will have effect for a period of 5 (five) years from the date of provision of the data by Licensee to Vereniging Veronica.

Article 8 - Licence period / termination

8.1           This Licence Agreement shall commence on the Effective Date and shall continue in force until terminated under the provisions of this article 8.

8.2           The Licensor, without prejudice to its right to bring an action for damages, shall only be entitled to terminate this Licence Agreement with immediate effect by giving written notice to the Licensee upon the occurrence of any of the following events:

(a)           if the Licensee is no longer active in any audio-visual services;

(b)           if the Licensee petitions for or consents to any relief under bankruptcy, reorganisation, receivership, insolvency, compromise or similar laws or statutes, or if the Licensee consents to the appointment of a receiver, liquidator, trustee or assignee in bankruptcy of all or a substantial part of its assets or if the Licensee makes an assignment for benefit of, or composition with, creditors;

(c)           if the Licensee is dissolved or all of its business is liquidated, wound up, discontinued, or any decision is taken in this respect.

8.3           The Licensor, without prejudice to its right to bring an action for damages and/or specific performance, shall only be entitled to terminate this Licence Agreement if the Licensee is in material breach of its obligations to the Licensor hereunder and has failed to remedy such breach within 60 (sixty) days after the Licensor has given written notice requesting the Licensee to remedy the breach and the Parties are unable to come to another solution at CEO level before the end of the 60 days’ term. Unless expressly provide otherwise hereunder,  any notice of termination given by the Licensor under this article 8.3 shall take effect, and this Licence Agreement (or the relevant part thereof) shall terminate, 9 (nine) calendar months after the date of receipt of the Licensor’s notice by the Licensee or at such earlier date as the Licensee elects.

8.4           Where the Licensor terminates this Licence Agreement under article 8.2(a), (b) or (c) the Licence Agreement terminates in its entirety.

8.5           Where the Licensor terminates, within 3 (three) years after the Effective Date, this Licence Agreement under article 8.3, and the Licensee’s breach relates solely to the television and audio-visual services this Licence Agreement will terminate in its entirety. In said case, with respect to printed media the termination will have effect 2 (two) calendar years after the date of termination whereas with respect to television and audiovisual services, the 9 (nine) months period of article 8.5 will apply .

8.6        (a)              Where the Licensor terminates this Licence Agreement under article 8.3 and the Licensee’s breach relates solely to one of the magazines (e.g. at the date hereof Veronica Magazine and Satellite) published by Licensee in the SBS printed media Field of Use as defined in article 2.1(b), the termination will not apply to other magazines published by Licensee in the SBS printed media Field of Use in article 2.1(b) of  this Licence Agreement.

(b)           Where the Licensor terminates this Licence Agreement under article 8.3 and the Licensee’s breach relates solely to part of the printed media, and, after three years after entering into this Licence Agreement, solely to the television and audiovisual services, the Licence Agreement shall only terminate for the relevant part of the Field of Use (either article 2.1(a) or 2.1(b) with due observance of article 8.6(a)) to which the breach relates.

8.7.          Where the Licensor terminates this Licence Agreement the Licensee shall, immediately upon the expiry of the 9 (nine) months period as set out in article 8.3, or if applicable, the 2 (two) years period mentioned in article 8.5,  have ceased and shall desist from any and all use of the Licensed

Trademarks and the Licensed Domain Names for those products or services for which this Licence Agreement was terminated.

8.8           This Licence Agreement shall continue in force if:

(i)            the Licensor petitions for or consents to any relief under bankruptcy, reorganisation, receivership, insolvency, compromise or similar laws or statutes, or the Licensor consents to the appointment of a receiver, liquidator, trustee or assignee in bankruptcy of all or a substantial part of its assets or the Licensor makes an assignment for benefit of, or composition with, creditors; or;

(ii)           the Licensor is dissolved or its business is in whole or in part, liquidated, wound up, discontinued, or any decision is taken in this respect;

for the event that either (i) or (ii) above occurs, the Licensor here and now grants to the Licensee the option (“bindend-aanbod”) to sell and transfer in full and without any limitation or encumbrance other than agreed or acknowledged by the Licensee in this Licence Agreement, the Veronica Trademarks and the Veronica Domain Names (and the registrations thereof) to an entity to be indicated by the Licensee for the sum of € 1 (one) Euro ex. VAT.

8.9           The Licensee may terminate this Licence Agreement by way of written notice under observance of a termination period of at least 6 (six) months.

8.10         Where the Licensee terminates this Licence Agreement it shall, immediately after the termination period as set out in article 8.9, cease and desist from any and all use of the Licensed Trademarks and the Licensed Domain Names.

8.11         Upon expiry of the termination periods stipulated in the articles 8.3, 8.5 and 8.10 hereof the Licensor shall cease and desist and, if the Licensee in its consent mentioned in article 5.6 has stipulated that the other licensee(s)  must cease the use of the New Trademarks upon the expiry of this License Agreement with the Licensee, shall cause any of its licensees to cease and desist any and all use of all of the New Domain Names and New Trademarks. The foregoing , including the licensee’s right to stipulate as stated, only applies  insofar these New Trademarks contain trademarks, brands or names of programs of the Licensee and do not solely consist of Veronica Trademarks as at the Effective Date.

8.12         The Licensor and the Licensee shall, upon expiry of the termination periods stipulated in the articles 8.7 and 8.10 hereof, have jointly instructed the deletion of the registration of the Licensee’s licences on the Licensed Trademarks in the relevant trademarks register(s). The Licensee hereby grants to the Licensor an irrevocable power of attorney to sign all documents and to carry out all acts on behalf of the Licensee to comply with this article 8.12 if the Licensee, after having been given written notice requiring it to comply with these articles, within 14 days fails to fulfil any of its obligations set out in this article. The Licensee shall immediately on demand reimburse all reasonable expenses incurred by the Licensor in exercising this power of attorney.

Article 9 - Consequences of termination

9.1           Upon termination of this Licence Agreement by the Licensor due to an unremedied breach by the Licensee as set out in article 8.3 the Licensee shall have no right against the Licensor for compensation for loss of licence rights, loss of goodwill or any similar or other financial loss.

9.2           Articles 7.1(c) and 12.1 of this Licence Agreement shall continue in force and shall survive any termination, for whatever reason, including but not limited to (part) rescission, of this Licence Agreement. Article 7.1(c) will expire 5 (five) years after termination of this Licence Agreement or so much later as Vereniging Veronica has committed itself vis-à-vis Licensee in accordance with article 7.4.

Article 10 – Protection of the Veronica Trademarks

10.1         If either Party determines that there is a material infringement of the Licensed Trademarks by a third party, not being another licensee under the Veronica Trademarks (‘material’ meaning that the reputation of the Licensed Trademarks and/or the interests of Licensee and/or Licensor under this Licence Agreement could be seriously harmed or jeopardized) it shall send the other Party a written notice informing it of the material infringement. Within a maximum of three working days after receipt of the notice by the other Party, the Licensee and the Licensor shall discuss the course of action to be taken. After such consultation with the Licensor the Licensee has the right to take action, including bringing a legal action in the name of the Licensor, as it in its discretion sees fit, provided that prior to taking such action the Licensee has notified the other licensees under the Veronica Trademarks, if any, of the infringement and invited them to participate in the action to claim their damages resulting from said infringement, if any. For the purpose of such action the Licensor hereby grants to the Licensee an irrevocable power of attorney to act in the Licensor’s name and to sign all documents and to carry out all acts on behalf of the Licensor. This power of attorney includes the right to, on behalf of the Licensor, claim damages and surrender of profits as set out in article 13A paragraph 4 of the Benelux Trademark Act. The costs of and any damages awarded in respect of such actions will be paid by or respectively be for the benefit of the Party incurring the costs or damages. The Licensee will keep the

Licensor duly informed of any legal actions taken on the basis of this power of attorney. The Parties agree not to settle or agree to any compromise of its claim or action without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed.

10.2         Each of the Licensee and the Licensor agree to notify the other as soon as reasonably possible after becoming aware that a third party is bringing, or may bring, a claim or action for infringement of that third party’s intellectual property rights which relates to the Licensed Trademarks and/or the Licensed Domain Names.

10.3         If a third party claims that the Licensee, by using the Licensed Trademarks and/or the Licensed Domain Names, infringes upon its intellectual property rights, the Licensee has the right to, at its own expense, dispute, in or out of court, any such claim. The Licensee shall at all times consult with the Licensor on the course of action to be taken. The Licensee agrees not to settle or agree to any compromise of the third party’s claim or action without the prior written consent of the Licensor, which consent shall not be unreasonably withheld or delayed.

Article 11 - Warranties / indemnification

11.1         The Licensor represents and warrants with respect to the Warranted Licensed Trademarks listed in Annex 3(c) and the Licensed Domain Names listed in Annex 4(a):

(a)           that it is entitled to enter into this Licence Agreement and to grant the licence granted hereunder;

(b)           that it has not and shall not grant a licence to use the Veronica Trademarks and/or the Veronica Domain Names for the SBS Field

of Use to any other party, subject to Licensee’s acknowledgement of the Veronica Field of Use and Sky Field of Use;

(c)           that it shall itself not use the Veronica Trademarks and/or the Veronica Domain Names for the SBS Field of Use;

(d)           that it is the sole and absolute owner of the Licensed Trademarks;

(e)           that it is the sole and absolute claimant of the Licensed Domain Names;

(f)            that the use of the Licensed Trademarks and the Licensed Domain Names by the Licensee in accordance with this Licence Agreement within the Netherlands (or, where the Licensed Domain Names are concerned, for web-sites specifically aimed at The Netherlands) does not infringe any intellectual property rights of any third parties.

(g)           that, on the date hereof, the Licensed Trademarks are validly applied for or registered in the trademark registries for the classes as set out in Annex 3;

(h)           that, on the date hereof, the Licensed Domain Names are registered in the name of the Licensor;

(i)            that the registrations of the Licensed Trademarks are sufficient for the services and products for which the licence set out in article 2.1 under (a) and (b) is granted;

(j)            the making of and the performance of its obligations under this Licence Agreement does not conflict with any other obligations of the Licensor.

(k)           that, on the date hereof, none of the Licensed Domain Names and Licensed Trademarks are subject to any encumbrance or any agreement or commitment to give or create any encumbrance, and no person has claimed to be entitled to any of the foregoing, with the exception of the license to Sky Radio Ltd. and Vereniging Veronica with respect to the Sky Field of Use and the Veronica Field of Use and possible equally ranking rights of pledge of Sky Radio Ltd.

11.2         Without prejudice to the Licensee’s right to sue for breach of representation and warranty, the Licensor shall have the right to terminate this Licence Agreement in respect of a Licensed Trademark only with immediate effect if and when a court has established (with no further rights of appeal available to the Licensee) that the Licensee’s use of that Licensed Trademark infringes the intellectual property rights of a third party. Where the court ruling relates only to the use of a Licensed Trademark for certain television and audio-visual services, the termination shall only apply to the licence to use of that relevant Licensed Trademark and only in respect of such television and audio-visual services. Where the court ruling relates only to the use of the Licensed Trademark for certain printed media, the termination shall only apply to the licence to use that Licensed Trademark and only in respect of such printed media. Where the court ruling relates both to television and audio-visual services and to printed media, this Licence Agreement shall terminate in respect only of the affected Licensed Trademark and/or services and products. Article 8.11 and 8.12 apply to the consequences of the immediate termination by the Licensor under this article 11.2.

11.3         The Licensor indemnifies the Licensee and those sub-licensees that are approved by the Licensor under article 14.5 hereof, against all losses, damages, costs, expenses and other liabilities (including, without limitation, all reasonable legal and other professional fees) incurred by the Licensee and its sub-licensees as a result of a breach of the warranty as set out under article 11.1(f), it being understood that Licensee will be entitled to settle such claims at reasonable terms and conditions, given the nature of the claim and all the specific circumstances. Licensee will inform Licensor timely before any such settlement is reached. The warranty as set out under article 11.1(f) does not apply to the Warranted Licensed Trademarks as set out in Annex 3(d).

11.4         The Licensor agrees not to admit liability or to settle or agree to any compromise of any claim or action brought by a third party for infringement of that third party’s intellectual property rights which relates to the Licensed Trademarks and/or the Licensed Domain Names without the prior written consent of the Licensee, which consent shall not unreasonably be withheld or delayed.

Article 12 - Confidential information

12.1         The Licensor and the Licensee each agree to treat in all respects as confidential any and all commercial information disclosed to it by the other party at any time during the term of this Licence Agreement and for 5 (five) years following the termination thereof, except:

(a)           as explicitly otherwise provided in this Licence Agreement;

(b)           to the extent required by law or any competent authority;

(c)           to their professional advisers subject to a duty of confidentiality and only to the extent necessary for any lawful purpose; and

(d)           to the extent that at the date hereof or hereafter such information is or shall become public knowledge otherwise than through improper disclosure by any person.

12.2         The Licensee agrees that the Licensor may use deliver a copy of this License Agreement to its trade mark agent solely for internal use, presently Knijff and Partners in Weesp, The Netherlands.

Article 13 - Costs

13.1         Except where explicitly provided otherwise herein, each Party bears its own costs in connection with the preparation, negotiation, signing or performance of this Licence Agreement.

Article 14 – Assignment / transfer

14.1         (a)           The Licensor shall not assign, transfer or encumber the Warranted Licensed Trademarks and/or the Warranted Licensed Domain Names and/or any of its rights under this Licence Agreement other than in the context of the contribution in kind against the issuance of shares as contemplated in accordance with article 14.9 of this Licence Agreement. In case of such assignment, transfer or encumbrance of the Warranted Licensed Trademarks that is not remedied within 60 (sixty) days after receipt of a notice from the Licensee requesting the remedy of such assignment, transfer or encumbrance, the Licensor immediately forfeits to the Licensee a penalty of €5,000,000 (five million Euro). As to encumbrances it is understood that Sky may have an equally ranking right of pledge on certain Warranted Licensed Trademarks and that the Licensee is given a right of pledge on all the Warranted Licensed Trademarks hereunder.

(b)           Article 14.1(a) shall likewise apply to a breach by Licensor and/or any Affiliate including Vereniging Veronica acting in conflict with article 7.1(c).

14.2.        As security for payment for the penalty under article 14.1(a) and/or the Licensor’s obligation to pay the Licensee any amount as indemnification pursuant to article 11.3 of this Licence Agreement, together with all costs incurred by the Licensee in connection with the protection, preservation or enforcement of its right of pledge (the Secured Obligations), the Licensor grants to the Licensee a right of pledge on the Warranted Licensed Trademarks and the Warranted Licensed Domain Names. The Licensee hereby accepts such right of pledge (Right of Pledge).A deed of pledge will be signed by the Parties in the form as attached as Annex 9. It is understood that Sky may have an equally ranking right of pledge on certain Warranted Licensed Trademarks.

14.3         The Licensee is entitled to terminate (opzeggen) in whole or in part the Right of Pledge. The Licensee shall give notice in writing of any termination to the Licensor.

14.4         The Licensee shall not be obliged to give notice of a sale under article 14.2 to the Licensor, to holders of a right in rem (beperkt recht) or those who have made an attachment (beslag) on the Warranted Licensed Trademarks and the Warranted Licensed Domain Names as referred to in Sections 3:249 and 252 of the Dutch Civil Code.

14.5         The Licensee shall be entitled to sublicense any of its rights hereunder without the Licensor’s prior written consent to any of its Affiliates, in which Licensee, at the time of the sublicensing has and for the duration of the sub-licence shall maintain, controlling voting rights.

14.6         The Licensee shall not sublicense or transfer its rights hereunder to any third party without the Licensor’s prior written consent, which consent shall not be unreasonably withheld or delayed.

14.7         The Licensee shall procure and hereby warrants that any and all of its sub-licensees shall strictly adhere to the obligations for the Licensee under this Licence Agreement and shall be liable vis-à-vis the Licensor for any act or omission of such sub-licensee as if this would be an act or omission of the Licensee.

14.8         Except for the licence granted to Sky Radio Ltd. referred to in article 2.4(b) and the licences set out in this Licence Agreement, the Licensor shall only be entitled to grant licences to the Veronica Trademarks and the Veronica Domain Names to its Affiliates for the Veronica Field of Use.  Any other licences to the Veronica Trademarks and  the Veronica Domain Names will require the Licensee’s prior written consent, not to be unreasonably withheld or delayed by the Licensee.

14.9         Licensee herewith consents to the contribution in kind, existing of theVeronica Trademarks and Veronica Domain Names, to Veronica Merken B.V. at or after the Effective Date pursuant to a deed of contribution in the form of the draft deed of contribution attached hereto as Annex 7. Upon signing by Veronica Merken B.V. of a deed of adherence in the form as set out in Annex 8 hereto the Parties agree and Licensee herewith consents to the assignment (contractsoverneming) as meant in article 6:159 of the Dutch Civil Code of all the rights and obligations under this Licence Agreement by Veronica Holding B.V. to Veronica Merken B.V. on or after the Effective Date.

14.10       Article 14.1-14.8 will also apply to any New Trade Marks and New Domain Names including the word “veronica” or derived from any of the logo’s mentioned in Annex 3(c). The Licensor agrees to add such New Trademarks and New Domain Names upon first request of the Licensee to the pledge list as meant in Annex 9 hereto. Any and all registrations of the right of pledge granted to the Licensee hereunder in the relevant register will be for the account of the Licensee.

Article 15 - Notices

15.1         All notices to the respective parties shall be addressed to:

If to the Licensor:	Veronica Holding B.V.
Attn.:	De Directie
Address:	Olympiaplein 2 A
1213 NT Hilversum

With a copy to:	Nauta Dutilh
Attn:	Jeroen H.Preller
Address:	Weena 750
3014 DA Rotterdam
Postbus 1110
3000 BC Rotterdam
fax: +31 10 414844

If to the Licensee:	SBS Broadcasting B.V.
Attn.:	Business Manager
Address:	Rietlandpark 333, 1019 DW Amsterdam
With a copy to:	SBS Services B.V.
Attn.:	Directie
Address:	Rietlandpark 353, 1019 EM Amsterdam

or at such other address as stipulated in writing by the Licensee to the Licensor and vice versa after the date hereof.

15.2         Every notice and other communication given under this Licence Agreement shall be sent by registered mail addressed to the other party at the address above. Notice shall be deemed given two clear business days after posting.

15.3         Licensee has indicated that the contact person at Licensee for Knijff and Partners, the present trademark agent of Licensor, is Mr. A.. Kramer, whose contact details are

SBS Broadcasting B.V.
Attn.:	Arjo Kramer
Manager personele en juridische zaken
Address:	Rietlandpark 333, Postbus 18179 Amsterdam
1001 ZB Amsterdam
T 020 - 8007580
F 020 -8007 453
arjo.kramer@sbs6.nl

Article 16 - No rescission / no nullification

16.1         To the extent permitted by law, the Licensor and the Licensee hereby waive their respective rights under articles 6:265 to 6:272 inclusive of the Dutch Civil Code to rescind, or demand in legal proceedings the rescission (“ontbinding”) of, this Licence Agreement.

16.2         To the extent permitted by law, the Licensor and the Licensee hereby waive their respective rights under article 6:228 of the Dutch Civil Code to nullify, or demand in legal proceedings the nullification of, this Licence Agreement on the ground of error (“dwaling”).

16.3         If any provision of this Licence Agreement shall for any reason be held to be fully or partly invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision of this Licence Agreement, and the provision that is held to be fully or partly invalid, illegal or unenforceable will be replaced by a valid, legal and enforceable provision to be construed in such a way as to reflect as much as possible the initial intention of the Parties.

16.4         All risks and costs resulting from the (part) rescission or nullification of this Licence Agreement under the provisions of the applicable competition law and regulations shall be for the account of the Licensee.

Article 17 - General

17.1         No waiver (whether express or implied) by either party of any breach by the other party of any of its obligations under this Licence Agreement shall be deemed to constitute a waiver or consent to any subsequent or continuing breach by such party of any such obligations.

17.2         This Licence Agreement does not constitute and shall not be construed as constituting a partnership, agency, joint venture, or distribution agreement between the parties. Neither party hereto has the right to obligate or bind the other party hereto in any manner whatsoever.

17.3         This Licence Agreement constitutes and contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any prior or contemporaneous agreements, oral or written.

17.4         This Licence Agreement may not be varied, supplemented or modified unless made in writing and executed by both Parties.

Article 18 - Governing law, disputes and competent court

18.1         This Licence Agreement is governed by the laws of The Netherlands.

18.2         Subject to the right of either Party to bring summary proceedings before the Provisions Judge of the Amsterdam Court of First Instance, any dispute arising out of or in connection with this Licence Agreement shall be escalated in the first instance to the chief executive officer of each Party for resolution. If the chief executive officers of each Party are not able to resolve the dispute within a period of 14 days after escalation, the dispute may be referred by either Party to the competent court in Amsterdam for resolution in accordance with article 18.3.

18.3         Any disputes, controversies or claims arising from or in connection with this Licence Agreement in the first instance shall be submitted to the exclusive jurisdiction of the competent court in Amsterdam.

THIS LICENCE AGREEMENT IS SIGNED ON THE FOLLOWING DATES IN TWO COUNTERPARTS, EACH OF EQUAL TENOR AND VALIDITY

On behalf of THE LICENSOR

Date:	1 September 2003

Signature	/s/ Pieter Kuipers

Hereby duly represented by: P. Kuipers,

Title:	Managing director of Veronica Holding BV

On behalf of THE LICENSEE

Date:	1 September 2003

Signature	/s/ Andre Kreuzen

Hereby duly represented by A.H.T. Kreuzen

Title:	Business Manager of SBS Broadcasting B.V.

ANNEX 1

TRADE MARK REPORT, DATED 28 OCTOBER, 2003

Trademark Report

Trademark Appearance	Country	Appl. No Appl. Date	Reg. No Reg. Date	Status Renewal Date	Reg. Owner New Owner	Classes

VERONICA INTERACTIVE PLAZA	Benelux	838658	576953	Registered	Veronica Digitaal B.V.

wordmark		07-12-1994	07-12-1994	07-12-2004	Veronica Holding B.V.	09, 16, 35, 36, 38, 41, 42

1

Trademark Appearance	Country	Appl. No Appl. Date	Reg. No Reg. Date	Status Renewal Date	Reg. Owner New Owner	Classes

ALLERTIJDEN	Benelux	1009316	727614	Registered	Vereniging Veronica

wordmark		12-04-2002	12-04-2002	12-04-2012	Veronica Holding B.V.	38, 41

FAKTOR	Benelux	1010958	713028	Registered	Vereniging Veronica

wordmark		13-05-2002	13-05-2002	13-05-2012	Veronica Holding B.V.	09, 38, 41

FINAL COUNTDOWN	Benelux	1009318	0717542	Registered	Vereniging Veronica

wordmark		12-04-2002	12-04-2002	12-04-2012	Veronica Holding B.V.	38, 41

INTO THE GROOVE	Benelux	1011982	0723204	Registered	Vereniging Veronica

wordmark		31-05-2002	31-05-2002	31-05-2012	Veronica Holding B.V.	09, 38, 41

2

Trademark Appearance	Country	Appl. No Appl. Date	Reg. No Reg. Date	Status Renewal Date	Reg. Owner New Owner	Classes

KINK	Benelux	1010212	0717740	Registered	Vereniging Veronica

special-b/w		26-04-2002	26-04-2002	26-04-2012	Veronica Holding B.V.	09, 16, 38, 41

KINK	Benelux	1016907	0717879	Registered	Vereniging Veronica

wordmark		26-08-2002	26-08-2002	26-08-2012	Veronica Holding B.V.	09, 16, 38, 41

KINK	Benelux	1009940	0718555	Registered	Vereniging Veronica

wordmark		23-04-2002	23-04-2002	23-04-2012	Veronica Holding B.V.	09, 38, 41

KINK TV	Benelux	1009939	0718554	Registered	Vereniging Veronica

wordmark		23-04-2002	23-04-2002	23-04-2012	Veronica Holding B.V.	09, 38, 41

3

Trademark Appearance	Country	Appl. No Appl. Date	Reg. No Reg. Date	Status Renewal Date	Reg. Owner New Owner	Classes

KINK TV	Benelux	1016908	0717880	Registered	Vereniging Veronica

wordmark		26-08-2002	26-08-2002	26-08-2012	Veronica Holding B.V.	09, 16, 38, 41

MOMEN’S	Benelux	1015435	0725276	Registered	Vereniging Veronica

wordmark		29-07-2002	29-07-2002	29-07-2012	Veronica Holding B.V.	09, 16, 38, 41

OH WAT EEN NACHT	Benelux	1010807	728505	Registered	Vereniging Veronica

wordmark		12-04-2002	12-04-2002	12-04-2012	Veronica Holding B.V.	38, 41

OOK GOEIEMORGEN	Benelux	1009320	727616	Registered	Vereniging Veronica

wordmark		12-04-2002	12-04-2002	12-04-2012	Veronica Holding B.V.	38, 41

4

Trademark Appearance	Country	Appl. No Appl. Date	Reg. No Reg. Date	Status Renewal Date	Reg. Owner New Owner	Classes

SOUL II SOUL	Benelux	1011981	0723203	Registered	Vereniging Veronica

wordmark		31-05-2002	31-05-2002	31-05-2012	Veronica Holding B.V.	09, 38, 41

SWOOSH LOGO	Benelux	1012889		Pending	Vereniging Veronica

dev-b/w		17-06-2002		17-06-2012	Veronica Holding B.V.	09, 16, 38, 41

TEASE!	Benelux	1013239		Pending	Vereniging Veronica

wordmark		20-06-2002		20-06-2012	Veronica Holding B.V.	09, 16, 38, 41

VERONICA	Benelux	0995287	0712166	Registered	Vereniging Veronica

wordmark		14-08-2001	14-08-2001	14-08-2011	Veronica Holding B.V.	02, 03, 04, 09, 14, 16, 17, 18, 20, 21, 22, 24, 25, 28, 32, 33, 34, 35, 38, 39, 41, 42

5

Trademark Appearance	Country	Appl. No Appl. Date	Reg. No Reg. Date	Status Renewal Date	Reg. Owner New Owner	Classes

VERONICA ONE OF US & LOGO	Benelux	1011714	0718431	Registered	Vereniging Veronica

wrd/dev-b/w		27-05-2002	27-05-2002	27-05-2012	Veronica Holding B.V.	09, 16, 38, 41

6

Trademark Appearance	Country	Appl. No Appl. Date	Reg. No Reg. Date	Status Renewal Date	Reg. Owner New Owner	Classes

ACINOREV	Benelux	958917	703256	Registered	Vereniging Veronica (oud adres)

wordmark		17-05-2001	17-05-2001	17-05-2011	Veronica Holding B.V.	09, 16, 25, 35, 38, 41

HEALTH 4 MEDIA	International registration	NONE	686660	Registered	Vereniging Veronica (oud adres)

wordmark		04-12-1997	04-12-1997	04-12-2007	Veronica Holding B.V.	16, 38, 41

VERONICA FM	Benelux	930265	646174	Registered	Vereniging Veronica (oud adres)

wordmark		13-01-1999	13-01-1999	13-01-2009	Veronica Holding B.V.	09, 16, 38, 41

VERONICA FM HET NIEUWE GELUID VAN JE RADIO	Benelux	913584	627136	Registered	Vereniging Veronica (oud adres)

wrd/dev-co[l]		03-04-1998	03-04-1998	03-04-2008	Veronica Holding B.V.	09, 16, 38, 41

7

Trademark Appearance	Country	Appl. No Appl. Date	Reg. No Reg. Date	Status Renewal Date	Reg. Owner New Owner	Classes

VERONICA’S VEILIG VUURWERK	Benelux	0883811	0607618	Registered	Vereniging Veronica (oud adres)

wordmark		05-12-1996	05-12-2006	05-12-2006	Veronica Holding B.V.	09, 16, 25, 41

8

Trademark Appearance	Country	Appl. No Appl. Date	Reg. No Reg. Date	Status Renewal Date	Reg. Owner New Owner	Classes

CLUB VERONICA	Benelux	0796207	0531066	Registered	Vereniging: Veronica Omroep Organisatie (oude naam)

dev-b/w		14-05-1993	14-05-1993	14-05-2003	Veronica Holding B.V.	09, 16, 38, 41

CLUB VERONICA	Benelux	0796212	0528445	Registered	Vereniging: Veronica Omroep Organisatie (oude naam)

wordmark		16-04-1993	16-04-1993	14-05-2003	Veronica Holding B.V.	09, 16, 38, 41

CLUB VERONICA	International registration	NONE	605471	Registered	Vereniging: Veronica Omroep Organisatie (oude naam)

wordmark		15-07-1993	15-07-1993	14-05-2003	Veronica Holding B.V.	09, 16, 38, 41

CLUB VERONICA	International registration	NONE	606379	Registered	Vereniging: Veronica Omroep Organisatie (oude naam)

dev-b/w		23-07-1993	23-07-1993	14-05-2003	Veronica Holding B.V.	09, 16, 38, 41

9

Trademark Appearance	Country	Appl. No Appl. Date	Reg. No Reg. Date	Status Renewal Date	Reg. Owner New Owner	Classes

COUNTDOWN	Benelux	632488	359745	Registered	Vereniging: Veronica Omroep Organisatie (oude naam)

wordmark		21-09-1979	21-09-1979	21-09-2009	Veronica Holding B.V.	25

DE NIEUWE KOE	Benelux	983813	0704993	Registered	Vereniging: Veronica Omroep Organisatie (oude naam)

wordmark		20-02-2001	20-02-2001	20-02-2011	Veronica Holding B.V.	09, 16, 25, 28, 35, 38, 39, 41, 42

KINK FM	Benelux	0853660	0573641	Registered	Vereniging: Veronica Omroep Organisatie (oude naam)

wordmark		11-08-1995	11-08-1995	11-08-2005	Veronica Holding B.V.	09, 16, 25, 41

10

Trademark Appearance	Country	Appl. No Appl. Date	Reg. No Reg. Date	Status Renewal Date	Reg. Owner New Owner	Classes

SOULMATE	Benelux	978218	703266	Registered	Vereniging: Veronica Omroep Organisatie (oude naam)

wordmark		28-11-2000	28-11-2000	28-11-2010	Veronica Holding B.V.	09, 16, 25, 28, 35, 38, 39, 41, 42

VERONICA	Benelux	692767	151122	Registered	Vereniging: Veronica Omroep Organisatie (oude naam)

wordmark		04-02-1987	04-02-1987	04-02-2010	Veronica Holding B.V.	35, 38, 41

VERONICA	International registration	NONE	619024	Registered	Vereniging: Veronica Omroep Organisatie (oude naam)

wrd/dev-b/w		19-04-1994	19-04-1994	19-04-2004	Veronica Holding B.V.	09, 16, 35, 41

VERONICA & swoosh logo	Benelux	0808037	0539700	Registered	Vereniging: Veronica Omroep Organisatie (oude naam)

11

Trademark Appearance	Country	Appl. No Appl. Date	Reg. No Reg. Date	Status Renewal Date	Reg. Owner New Owner	Classes

dev-b/w		16-12-1993	16-12-1993	16-12-2003	Veronica Holding B.V.	09, 16, 35, 41

VERONICA GOES CARIBBEAN	Benelux	0829209	0553878	Registered	Vereniging: Veronica Omroep Organisatie (oude naam)

wrd/dev-b/w		21-06-1994	21-06-1994	21-06-2004	Veronica Holding B.V.	09, 16, 41

YOUNG CAR OF THE YEAR	Benelux	958919	0706669	Registered	Vereniging: Veronica Omroep Organisatie (oude naam)

wrd/dev-b/w		17-05-2001	17-05-2001	17-05-2011	Veronica Holding B.V.	09, 16, 25, 35, 38, 41

12

Trademark Appearance	Country	Appl. No Appl. Date	Reg. No Reg. Date	Status Renewal Date	Reg. Owner New Owner	Classes

CLUB VERONICA	Benelux	0693140	0151290	Registered	Vereniging: Veronica Omroep Organisatie (oude adres/naam)

wordmark		11-02-1987	11-02-1987	11-02-2004	Veronica Holding B.V.	35, 38, 41

CLUB VERONICA	Benelux	0664959	0398775	Registered	Vereniging: Veronica Omroep Organisatie (oude adres/naam)

special-b/w		04-04-1984	04-04-1984	04-04-2004	Veronica Holding B.V.	09, 16, 25

CLUB VERONICA in speciale schrijfwijze	Benelux	0692754	0151113	Registered	Vereniging: Veronica Omroep Organisatie (oude adres/naam)

special-b/w		04-02-1987	04-02-1987	04-02-2004	Veronica Holding B.V.	35, 38, 41

HOLLAND IS OK, DIE 2 VERONICA	Benelux	0774204	0506490	Registered	Vereniging: Veronica Omroep Organisatie (oude adres/naam)

dev-b/w		09-01-1992	09-01-1992	09-01-2012	Veronica Holding B.V.	16, 25, 38, 41

13

Trademark Appearance	Country	Appl. No Appl. Date	Reg. No Reg. Date	Status Renewal Date	Reg. Owner New Owner	Classes

VERONICA	Benelux	0692766	0151121	Registered	Vereniging: Veronica Omroep Organisatie (oude adres/naam)

special-b/w		04-02-1987	04-02-1987	04-02-2013	Veronica Holding B.V.	35, 38, 41

VERONICA	International registration	NONE	600996	Registered	Vereniging: Veronica Omroep Organisatie (oude adres/naam)

special-b/w		15-04-1993	15-04-1993	15-04-2013	Veronica Holding B.V.	09, 16, 38, 41

VERONICA	International registration	NONE	600997	Registered	Vereniging: Veronica Omroep Organisatie (oude adres/naam)

wordmark		15-04-1993	15-04-1993	15-04-2013	Veronica Holding B.V.	09, 16, 38, 41

VERONICA DRIVE IN SHOW	Benelux	0605178	0329410	Registered	Vereniging: Veronica Omroep Organisatie (oude adres/naam)

wordmark		20-09-1974	20-09-1974	20-09-2004	Veronica Holding B.V.	09, 16

14

Trademark Appearance	Country	Appl. No Appl. Date	Reg. No Reg. Date	Status Renewal Date	Reg. Owner New Owner	Classes

VERONICA DRIVE-IN-SHOW	Benelux	693138	0151288	Registered	Vereniging: Veronica Omroep Organisatie (oude adres/naam)

wordmark		11-02-1987	11-02-1987	11-02-2005	Veronica Holding B.V.	35, 38, 41

VERONICA SATELLITE	Benelux	0718561	0448889	Registered	Vereniging: Veronica Omroep Organisatie (oude adres/naam)

dev-b/w		18-08-1988	18-08-1988	18-08-2008	Veronica Holding B.V.	16, 35, 38, 41

VERONICA SPORT in speciale schrijfwijze	Benelux	0678185	0413292	Registered	Vereniging: Veronica Omroep Organisatie (oude adres/naam)

dev-b/w		09-10-1985	09-10-1985	09-10-2005	Veronica Holding B.V.	09, 16

VERONICA STRANDRACE	Benelux	0719463	0450675	Registered	Vereniging: Veronica Omroep Organisatie (oude adres/naam)

wordmark		15-09-1988	15-09-1988	15-09-2008	Veronica Holding B.V.	09, 16, 25, 38, 41

15

Trademark Appearance	Country	Appl. No Appl. Date	Reg. No Reg. Date	Status Renewal Date	Reg. Owner New Owner	Classes

VERONICA TRAVEL CLUB	Benelux	0709937	0439543	Registered	Vereniging: Veronica Omroep Organisatie (oude adres/naam)

wordmark		30-12-1987	30-12-1987	30-12-2007	Veronica Holding B.V.	16, 25, 38, 39, 41

VERONICA TV GUIDE	Benelux	0726686	0458218	Registered	Vereniging: Veronica Omroep Organisatie (oude adres/naam)

dev-b/w		20-03-1989	20-03-1989	20-03-2009	Veronica Holding B.V.	16, 35, 41, 42

VERONICA TV GUIDE	International registration	NONE	541167	Registered	Vereniging: Veronica Omroep Organisatie (oude adres/naam)

wrd/dev-b/w		07-07-1989	07-07-1989	07-07-2009	Veronica Holding B.V.	16, 35, 41, 42

16

Trademark Appearance	Country	Appl. No Appl. Date	Reg. No Reg. Date	Status Renewal Date	Reg. Owner New Owner	Classes

NEVER GROW UP VERONICA	Benelux	967520	683097	Registered	Veronica Uitgeverij B.V.

wrd/dev-b/w		22-06-2000	22-06-2000	22-06-2010	Veronica Holding B.V.	16, 38, 41

17

Trademark Appearance	Country	Appl. No Appl. Date	Reg. No Reg. Date	Status Renewal Date	Reg. Owner New Owner	Classes

BALLROOM	Benelux	1026218		Pending	Veronica Holding B.V.

wordmark		30-01-2003		30-01-2013		09, 16, 25, 41

BEN JE GOED IN BED?	Benelux	1028539		Pending	Veronica Holding B.V.

wordmark		05-03-2003		05-03-2013		09, 16, 25, 38, 41

BIJNA BEROEMD	Benelux	1028419		Pending	Veronica Holding B.V.

wordmark		05-03-2003		05-03-2013		09, 16, 25, 38, 41

CRIMECAFE	Benelux	1028411		Pending	Veronica Holding B.V.

wordmark		05-03-2003		05-03-2013		09, 16, 25, 38, 41

18

Trademark Appearance	Country	Appl. No Appl. Date	Reg. No Reg. Date	Status Renewal Date	Reg. Owner New Owner	Classes

DAT DOE JE NIET	Benelux	1028542		Pending	Veronica Holding B.V.

wordmark		05-03-2003		05-03-2013		09, 16, 25, 38, 41

DIT IS VERONICA	Benelux	1028409		Pending	Veronica Holding B.V.

wordmark		05-03-2003		05-03-2013		09, 16, 25, 38, 41

GOD IS DJ	Benelux	1028415		Pending	Veronica Holding B.V.

wordmark		05-03-2003		05-03-2013		09, 16, 25, 38, 41

KLASHORST & CO	Benelux	1028417		Pending	Veronica Holding B.V.

wordmark		05-03-2003		05-03-2013		09, 16, 25, 38, 41

19

Trademark Appearance	Country	Appl. No Appl. Date	Reg. No Reg. Date	Status Renewal Date	Reg. Owner New Owner	Classes

MEEKIJKEN GEWENST	Benelux	1028412		Pending	Veronica Holding B.V.

wordmark		05-03-2003		05-03-2013		09, 16, 25, 38, 41

NETMASTER	Benelux	1028536		Pending	Veronica Holding B.V.

wordmark		05-03-2003		05-03-2013		09, 16, 25, 38, 41

NIGHTCLUB	Benelux	1028413		Pending	Veronica Holding B.V.

wordmark		05-03-2003		05-03-2013		09, 16, 25, 38, 41

RADIO VERONICA	Benelux	1038395		Pending	Veronica Holding B.V.

wordmark		20-08-2003		20-08-2013		38, 41

20

Trademark Appearance	Country	Appl. No Appl. Date	Reg. No Reg. Date	Status Renewal Date	Reg. Owner New Owner	Classes

TV-STERREN VAN MORGEN	Benelux	1028414		Pending	Veronica Holding B.V.

wordmark		05-03-2003		05-03-2013		09, 16, 25, 38, 41

V-HQ	Benelux	1028410		Pending	Veronica Holding B.V.

wordmark		05-03-2003		05-03-2013		09, 16, 25, 38, 41

VERONICA & swoosh logo	Benelux	1037784		Pending	Veronica Holding B.V.

dev-b/w		07-08-2003		07-08-2013		16, 38, 41

VERONICA IN CONCERT	Benelux	1028420		Pending	Veronica Holding B.V.

wordmark		05-03-2003		05-03-2013		09, 16, 25, 38, 41

21

Trademark Appearance	Country	Appl. No Appl. Date	Reg. No Reg. Date	Status Renewal Date	Reg. Owner New Owner	Classes

VERONICA RADIO	Benelux	1038394		Pending	Veronica Holding B.V.

wordmark		20-08-2003		20-08-2013		38, 41

VERONICA: OP STERVEN NA DOOD	Benelux	1028541		Pending	Veronica Holding B.V.

wordmark		05-03-2003		05-03-2013		09, 16, 25, 38, 41

VOOROORDELEN	Benelux	1028418		Pending	Veronica Holding B.V.

wordmark		05-03-2003		05-03-2013		09, 16, 25, 38, 41

VROUWEN ZIJN BEESTEN	Benelux	1028540		Pending	Veronica Holding B.V.

wordmark		05-03-2003		05-03-2013		09, 16, 25, 38, 41

22

Trademark Appearance	Country	Appl. No Appl. Date	Reg. No Reg. Date	Status Renewal Date	Reg. Owner New Owner	Classes

WEBCAMGIRLS	Benelux	1028416		Pending	Veronica Holding B.V.

wordmark		05-03-2003		05-03-2013		09, 16, 25, 38, 41

WOLLIGE WINTERNACHT	Benelux	1038426		Pending	Veronica Holding B.V.

wordmark		28-08-2003		20-08-2013		38, 41

ZWOELE ZOMERNACHT	Benelux	1038425		Pending	Veronica Holding B.V.

Wordmark		28-08-2003				38, 41

23

Trademark Report

Continuation of Annex 1, List of VERONICA TRADEMARKS (recent applications)

	Trademark	Appli- cation Nr.	Territory	Class	Applicant
1	V-logo (letter V in special script)	1038926	BLX	2, 3, 4, 9, 14, 16, 17, 18, 20, 21, 22, 24, 25, 28, 32, 33, 34, 35, 38, 39, 41, 42	Veronica Holding BV
2	V-logo (letter V in special script with color claim for color blue)	Not yet known	BLX	2, 3, 4, 9, 14, 16, 17, 18, 20, 21, 22, 24, 25, 28, 32, 33, 34, 35, 38, 39, 41, 42	Veronica Holding BV
3	VERONICA KOMT NAAR JE TOE (word mark)	1038932	BLX	16, 38, 41	Veronica Holding BV
4	VERONICA MAGAZINE (word mark)	1038933	BLX	16, 38, 41	Veronica Holding BV
5	VERONICA FILM & VIDEO (word mark)	1038934	BLX	16, 38, 41	Veronica Holding BV
6	VERONICA SPORT (word mark)	1038935	BLX	16, 38, 41	Veronica Holding BV
7	VERONICA’S TOP 40 GALA (word mark)	1038936	BLX	9, 16, 38, 41	Veronica Holding BV
8	SATTELITE (with subscription (‘met onderschrift’)) (word mark in special script)	1038929	BLX	16, 38, 41	Veronica Holding BV
9	SATTELITE (word mark in special script)	1038930	BLX	16, 38, 41	Veronica Holding BV

24

	Trademark	Appli- cation Nr.	Territory	Class	Applicant
10	VERONICA MAGAZINE (word mark in special script)	1038931	BLX	16, 38, 41	Veronica Holding BV
11	RADIO VERONICA (word mark)	1038395	BLX	38, 41	Veronica Holding BV
12	VERONICA RADIO (word mark)	1038394	BLX	38, 41	Veronica Holding BV
13	VERONICA MUSIC (word mark/device)	Not yet known	BLX	9, 16, 38, 41	Veronica Holding BV
14	VERONICA SATTELITE (word mark)	Not yet known	BLX	16, 38, 41	Veronica Holding BV
15	VERONICA (audio logo, word mark/device)	Not yet known	BLX	38, 41	Veronica Holding BV
16	VERONICA MUSIC TELEVISION (word mark)	Not yet known	BLX	38, 41	Veronica Holding BV
17	VERONICA MUSIC MAGAZINE (word mark)	Not yet known	BLX	16	Veronica Holding BV

25

ANNEX 2

VERONICA DOMAIN NAMES

Veronica Domain Names
1.	acinorev.nl
2.	allertijden.nl
3.	areyouhot.nl
4.	ballroomrecords.nl
5.	beatthestreet.nl
6.	bigmodel.nl
7.	bigmodels.nl
8.	bijna-beroemd.nl
9.	bijnaberoemd.nl
10.	countdownthefiles.nl
11.	crime-cafe.nl
12.	crimecafe.nl
13.	cyterra.nl
14.	defsworld.nl
15.	deheiligekoe.nl
16.	deheiligekoeblad.nl
17.	denieuwekoe.nl
18.	depikanstethuis.nl
19.	depikantstethuis.nl
20.	deregenjas.nl
21.	ditisveronica.nl
22.	f1-wereld.nl
23.	f1wereld.nl
24.	factor100.nl
25.	factorhonderd.nl
26.	factorveertig.nl
27.	formule1.nl
28.	geldtekst.nl
29.	geldtext.nl
30.	god-is-dj.nl
31.	godisdj.nl
32.	heiligekoe.nl
33.	ilogic.nl
34.	jongsnelenwild.nl
35.	joutv.nl
36.	jouwtv.nl
37.	kink-tv.nl
38.	kinkalive.nl
39.	kinkfm.nl
40.	klashorst-en-co.nl
41.	klik-tv.nl
42.	lente.nl
43.	mailmesnel.nl
44.	makingofamodel.nl
45.	meekijken-gewenst.nl
46.	momens.nl
47.	momenstv.nl

48.	moonlighting.nl
49.	multigids.nl
50.	musichighway.nl
51.	nevergrowup.nl
52.	night-club.nl
53.	ohwateendag.nl
54.	ohwateennacht.nl
55.	ole2000.nl
56.	olee2000.nl
57.	oleole.nl
58.	ollee2000.nl
59.	pitspost.nl
60.	radioveronica.nl
61.	redkink.nl
62.	redkinkfm.nl
63.	ressurectionblvd.nl
64.	satellite.nl
65.	sexybrothersandsisters.nl
66.	slinkseradio.nl
67.	soapwereld.nl
68.	soapworld.nl
69.	soulmate.nl
70.	steffenenflip.nl
71.	studioxv.nl
72.	summercamp.nl
73.	talent-scouts.nl
74.	test-beeld.nl
75.	therealone.nl
76.	tv-sterren-van-morgen.nl
77.	tvblad.nl
78.	tvinfo.nl
79.	tvkanaal.nl
80.	tvopmaat.nl
81.	tvselect.nl
82.	tvserie.nl
83.	tvsite.nl
84.	tvsterrenvanmorgen.nl
85.	v-hq.nl
86.	vanlichtezeden.nl
87.	veronica-in-concert.nl
88.	veronica-mobiel.nl
89.	veronica-mobile.nl
90.	veronica.nl
91.	veronicaallertijden.nl
92.	veronicablad.nl
93.	veronicagids.nl
94.	veronicainconcert.nl
95.	veronicamagazine.nl

96.	veronicamobiel.nl
97.	veronicamobile.nl
98.	veronicanet.nl
99.	veronicanetwerk.nl
100.	veronicaop11.nl
101.	veronicaopelf.nl
102.	veronicaradio.nl
103.	veronicaservicelijn.nl
104.	veronicasummercamp.nl
105.	veronicatalent-scouts.nl
106.	veronicatalentscouts.nl
107.	veronicatelevisie.nl
108.	veronicatravel.nl
109.	veronicatv.nl
110.	vhq.nl
111.	voor.nl
112.	vrouwen-zijn-beesten.nl
113.	vrouwenzijnbeesten.nl
114.	wereldvreemd.nl
115.	zetemopveronica.nl
116.	zetmopveronica.nl
117.	zetveronicaop11.nl
118.	zetveronicaopelf.nl
119.	wwwveronica.nl
120.	veronicafm.net
121.	veronicafm.com
122.	veronicaradio.fm
123.	radioveronica.fm

ANNEX 3

TRADE MARKS

ANNEX 3(a)

LICENSED TRADEMARKS

HIT			COUNTRY/	APP/REG	PUBREF
NR	LICENSED TRADEMARK		REGISTER	NUMBER	YR	PAGE	CLASSES	APPLICANT IDENTIFICATION

14	VERONICA		BENELUX	151122	87	1883	35, 38, 41	VERONICA OMROEP ORGANISATIE HILVERSUM	NETH
21	CLUB VERONICA		BENELUX	151290	87	2187	35, 38, 41	VERONICA OMROEP HILVERSUM	NETH
33	CLUB VERONICA	*	BENELUX	398775	84	2761	09, 16, 25	VERONICA OMROEP ORGANISATIE HILVERSUM	NETH
59	VERONICA TRAVEL CLUB		BENELUX	439543	88	3752	16, 25, 38, 39, 41	VERONICA OMROEP ORGANISATIE HILVERSUM	NETH
62	VERONICA SATELLITE	*	BENELUX	448889	89	1296	16, 35, 38, 41	VERONICA OMROEP ORGANISATIE HILVERSUM	NETH
64	VERONICA STRANDRACE		BENELUX	450675	89	1735	09, 16, 25, 38, 41	VERONICA OMROEP ORGANISATIE HILVERSUM	NETH
67	VERONICA TV GUIDE	*	BENELUX	458218	89	3796	16, 35, 41, 42	VERONICA OMROEP ORGANISATIE HILVERSUM	NETH
78	HOLLAND IS OK	*	BENELUX	506490	92	3062	16, 25, 38, 41	VERONICA OMROEP ORG. HILVERSUM	NETH
84	CLUB VERONICA		BENELUX	528445	93	04196	09, 16, 38, 41	VERENIGING VERONICA OMROEP ORGANISATIE HILVERSUM	NETH
86	VERONICA CLUB	*	BENELUX	531066	93	05157	09, 16, 38, 41	VERENIGING VERONICA OMROEP ORGANISATIE HILVERSUM	NETH
89	VERONICA	*	BENELUX	539700	94	02483	09, 16, 35, 41	VERENIGING VERONICA OMROEP ORGANISATIE HILVERSUM	NETH
101	VERONICA GOES CARIBBEAN	*	BENELUX	553878	95	01537	09, 16, 41	VERENIGING VERONICA OMROEP ORGANISATIE HILVERSUM	NETH
121	DE NIEUWE KOE		BENELUX	704993	02		09, 16, 25, 28, 35, 38, 39, 41, 42	VERENIGING VERONICA OMROEP ORGANISATIE HILVERSUM	NETH
122	YOUNG CAR OF THE YEAR	*	BENELUX	706669	02		09, 16, 25, 35, 38, 41	VERENIGING VERONICA OMROEP ORGANISATIE HILVERSUM	NETH

HIT			COUNTRY/	APP/REG	PUBREF
NR	LICENSED TRADEMARK		REGISTER	NUMBER	YR	PAGE	CLASSES	APPLICANT IDENTIFICATION

123	VERONICA		BENELUX	712166	02		02, 03, 04, 09, 14, 16, 17, 18, 20, 21, 22, 24, 25, 28, 32, 33, 34, 35, 38, 39, 41, 42	VERENIGING VERONICA HILVERSUM	NETH
124	FAKTOR		BENELUX	713028	02		09, 38, 41	VERENIGING VERONICA HILVERSUM	NETH
125	FINAL COUNTDOWN		BENELUX	717542	03		38, 41	VERENIGING VERONICA HILVERSUM	NETH
129	VERONICA ONE OF US ONE OF US	*	BENELUX	718431	03		09, 16, 38, 41	VERENIGING VERONICA HILVERSUM	NETH
133	SOUL II SOUL SOUL II SOUL SOUL II SOUL		BENELUX	723203	03		09, 38, 41	VERENIGING VERONICA HILVERSUM	NETH
134	INTO THE GROOVE		BENELUX	723204	03		09, 38, 41	VERENIGING VERONICA HILVERSUM	NETH
137	OOK GOEIEMORGEN		BENELUX	727616	03		38, 41	VERENIGING VERONICA HILVERSUM	NETH
138	OH WAT EEN NACHT		BENELUX	728505	03		38, 41	VERENIGING VERONICA HILVERSUM	NETH
141	VERONICA TV GUIDE	*	INTERNATIONAL	541167	89	4305	16, 35, 41, 42	VERONICA OMROEP ORGANISATIE HILVERSUM	NETH
142	VERONICA	*	INTERNATIONAL	600996	93	02880	09, 16, 38, 41	VERENIGING VERONICA OMROEP ORGANISATIE HILVERSUM	NETH
143	VERONICA		INTERNATIONAL	600997	93	02880	09, 16, 38, 41	VERENIGING VERONICA OMROEP ORGANISATIE HILVERSUM	NETH
144	CLUB VERONICA		INTERNATIONAL	605471	93	04940	09, 16, 38, 41	VERONICA OMROEP ORGANISATIE HILVERSUM	NETH
145	VERONICA CLUB	*	INTERNATIONAL	606379	93	05171	09, 16, 38, 41	VERENIGING VERONICA OMROEP ORGANISATIE HILVERSUM	NETH
146	VERONICA	*	INTERNATIONAL	619024	94	03421	09, 16, 35, 41	VERENIGING VERONICA OMROEP ORGANISATIE HILVERSUM	NETH

HIT			COUNTRY/	APP/REG	PUBREF
NR	LICENSED TRADEMARK		REGISTER	NUMBER	YR	PAGE	CLASSES	APPLICANT IDENTIFICATION
NR	LICENSED TRADEMARKS TO BE APPLIED/REGISTERED FOR BEFORE CLOSING:
A	V LOGO [BM in blackwhith]	*	BENELUX	1038926	03		2, 3, 4, 9, 14, 16, 17, 18, 20, 21, 22, 24, 25, 28, 32, 33, 34, 35,38, 39, 41, 42	VERONICA HOLDING HILVERSUM	NETH
B	V LOGO [BM in colour]	*	BENELUX				2, 3, 4, 9, 14, 16, 17, 18, 20, 21, 22, 24, 25, 28, 32, 33, 34, 35,38, 39, 41, 42	VERONICA HOLDING HILVERSUM	NETH
C	SWOOSH LOGO [BM]	*	BENELUX	1012889	02		9, 16, 38, 41	VERENIGING VERONICA HILVERSUM	NETH
D	VERONICA KOMT NAAR JE TOE		BENELUX	1038932	03		16, 38, 41	VERONICA HOLDING HILVERSUM	NETH
E	VERONICA MAGAZINE		BENELUX	1038933	03		16, 38, 41	VERONICA HOLDING HILVERSUM	NETH
F	VERONICA MAGAZINE LOGO [BM]	*	BENELUX	1038931	03		16, 38, 41	VERONICA HOLDING HILVERSUM	NETH
G	VERONICA SATELLITE						16, 38, 41	VERONICA HOLDING HILVERSUM	NETH
H	SATELLITE LOGO	*	BENELUX	1038930	03		16, 38, 41	VERONICA HOLDING HILVERSUM	NETH
I	SATELLITE LOGO + ONDERSCHRIFT [BM]	*	BENELUX	1038929	03		16, 38, 41	VERONICA HOLDING HILVERSUM	NETH
J	DIT IS VERONICA		BENELUX	1028409			9,16, 38, 41	VERENIGING VERONICA HILVERSUM	NETH
K	VERONICA SPORT		BENELUX	1038935	03		16,38,41	VERONICA HOLING HILVERSUM	NETH
L	VERONICA S TOP 40 GALA		BENELUX	1038936	03		9, 16, 38, 41	VERONICA HOLDING HILVERSUM	NETH
M	VERONICA FILM EN VIDEO		BENELUX	1038934	03		16, 38, 41	VERONICA HOLDING HILVERSUM	NETH

HIT		COUNTRY/	APP/REG	PUBREF
NR	LICENSED TRADEMARK	REGISTER	NUMBER	YR	PAGE	CLASSES	APPLICANT IDENTIFICATION
O	VERONICA MUSIC TELEVISION	BENELUX	NOT YET KNOWN	03		38, 41	VERONICA HOLDING HILVERSUM	NETH
P	VERONICA MUSIC MAGAZINE	BENELUX	NOT YET KNOWN	03		16	VERONICA HOLDING HILVERSUM	NETH

ANNEX 4

DOMAIN NAMES

Annex 4 a: Licensed Domain Names

Countdownthefiles.nl
Deheiligekoeblad.nl
denieuwekoe.nl
ditisveronica.nl
f1-wereld.nl
f1wereld.nl
factor100.nl
factorhonderd.nl
factorveertig.nl
formule1.nl
geldtekst.nl
geldtext.nl
ilogic.nl
Jongsnelenwild.nl
Joutv.nl
Jouwtv.nl
klashorst-en-co.nl
klik-tv.nl
meekijken-gewenst.nl
momenstv.nl
moonlighting.nl
multigids.nl
nevergrowup.nl
night-club.nl
ohwateendag.nl
ohwateennacht.nl
ole2000.nl
olee2000.nl
oleole.nl
ollee2000.nl
Satellite.nl
Soapwereld.nl
soapworld.nl
summercamp.nl
talent-scouts.nl
test-beeld.nl
tv-sterren-van-morgen.nl
tvblad.nl
tvinfo.nl
Tvkanaal.nl
tvopmaat.nl
Tvselect.nl
tvserie.nl
tvsite.nl
tvsterrenvanmorgen.nl
Veronica-mobiel.nl

Veronica-mobile.nl
VERONICA.NL
veronicablad.nl
veronicagids.nl
veronicainconcert.nl
veronicamagazine.nl
veronicamobiel.nl
veronicamobile.nl
veronicanet.nl
veronicanetwerk.nl
veronicaservicelijn.nl
veronicasummercamp.nl
veronicatalent-scouts.nl
veronicatalentscouts.nl
veronicatelevisie.nl
veronicatravel.nl
veronicatv.nl

Annex 4(b)

WARRANTED LICENSED DOMAIN NAMES

The domain name “Veronica.nl” is displayed in capitals. This domain name shall be used for a website, to be maintained by Veronica Merken B.V., licensor, that will be used as central portal for the licensees under the Trademark License Agreement.

10.	Countdownthefiles.nl	Veronica Holding B.V.
21.	ditisveronica.nl	Veronica Holding B.V.
91.	VERONICA.NL	VERONICA HOLDING B.V.
93.	veronicablad.nl	Veronica Holding B.V.
95.	veronicagids.nl	Veronica Holding B.V.
98.	veronicamagazine.nl	Veronica Holding B.V.
101.	veronicanet.nl	Veronica Holding B.V.
106.	veronicaservicelijn.nl	Veronica Holding B.V.
110.	veronicatelevisie.nl	Veronica Holding B.V.
112.	veronicatv.nl	Veronica Holding B.V.

ANNEX 5

CODE OF CONDUCT

CONFORMED COPY

1 September 2003

CODE OF CONDUCT

For Use Of The

VERONICA TRADEMARKS

&

VERONICA DOMAIN NAMES

WHEREAS, Veronica Merken BV is the sole and exclusive owner of the Veronica Trademarks and the Veronica Domain Names, as defined hereafter;

WHEREAS, Veronica Merken BV has entered into and/or shall enter into license agreements with licensees for the use of certain Veronica Trademarks and Veronica Domain Names;

WHEREAS, in order to procure the reputation and the identity of the Veronica Trademarks and Veronica Domain Names, Veronica Merken BV has decided to adopt a Code of Conduct, which Code shall form part of any and all licenses Licensor grants for the use of the Veronica Trademarks and the Veronica Domain Names;

2

Unless the context requires otherwise, the following terms and expressions in this Code of Conduct shall have the following meaning:

Licence Agreement:	means any and all licence agreements between Veronica Merken BV and its licensees for use of the Veronica Trademarks and the Veronica Domain Names;

Licensees:	Any and all licensees under any Licence Agreement from time to time;

Veronica Domain Names:	The domain names owned by Veronica Merken BV from time to time, including, at the date hereof, the domain name registrations and applications specified in Annex 2;

Veronica Trademarks:

The trademark registrations and trademark applications owned by Veronica Merken BV from time to time, including all copyrights and design rights in the same, including, at the date hereof, the trademark registrations and applications specified in Annex 1

Use:	means any and all use and any form of exploitation, via any means, in the broadest sense, of the Veronica Trademarks and/or the Veronica Domain Names insofar as licensed to the respective Licensees.

The use of the singular shall include the plural and vice versa.

3

1.                                     Undertakings

1.1                                Each Licensee undertakes to each of the other Licensees:

a.                                        that it shall abide by its own Field of Use;

b.                                       that it shall respect the Fields of Use of the other Licensees;

c.                                        that its sub-licensees under the Veronica Trademarks or the Veronica Domain Names shall acknowledge and adhere to this Code and that this Code shall form part of any and all sub-licence agreements for use of any Veronica Trademarks and Veronica Domain Names Licensee enters into;

1.2                                 Veronica Merken B.V. warrants that its future licensees under any of the Veronica Trademarks and the Veronica Domain Names shall acknowledge and adhere to this Code and that this Code shall form part of any and all future Licence Agreements Veronica Merken B.V. enters into;

1.3                                 Veronica Merken B.V. and each Licensee undertakes to each of the other Licensees:

a.                                       that it shall not do or by omission allow anything that may invalidate the Veronica Trademarks or may cause the Veronica Trademarks to become generic;

b.                                      that any and all Use shall be in compliance with governing law, rules and regulations.

2.                                     Fields of Use

2.1                                 At the date hereof the following Licensees were allocated the following Fields of Use for use of the Veronica Trademarks and the Veronica Domain Names:

(1)                                  Licensee: the society Vereniging Veronica (“Veronica”)

• the Veronica Field of Use:

(i)                                     non-profit activities of Vereniging Veronica (“Verenigingsactiviteiten”);

(ii)                                  non-profit educational activities;

(iii)                               charity (“liefdadigheid”);

(iv)                              any and all non-profit events (including musical events).

Non-profit means that activities of Vereniging Veronica under (i) - (iv) may make a profit if the total estimated budget (including the estimated budgets of any affiliates or third parties, that against payment by Vereniging Veronica, undertake the organisation or exploitation or assist Vereniging Veronica in these activities) is lower than e 250.000 ex. VAT. For the avoidance of doubt it is expressly stated that if the total estimated budget is higher than e 250.000 ex. VAT the activities shall be considered to be outside of the scope of the Veronica Field of Use.

(2)                                Licensee: a company with limited liability SBS Broadcasting BV (“SBS”)

4

• the SBS Field of Use:

(a)                                 all television and other visual and audio-visual services and products which are perceivable by individuals via screens of any nature whatsoever, whether the relevant technology exists at the date of the SBS Licence Agreement or is developed in the future, and howsoever distributed;

(b)                                printed media, including but not limited to products and services consisting of printed copy devices, including but not limited to magazines and papers, meant for distribution to the public;

(c)                                 any and all events (excluding musical events) relating or in connection with the services and products mentioned under (a) and (b);

(d)                                all services and products related to or in connection with any of the activities under (a) and (b), within and outside the company of Licensee and its affiliates such as, but without limitation e.g. on letterheads, personnel clothing, company cars, on  web sites;

(e)                                 merchandising the Licensed Trademarks and Licensed Domain Names as defined in the SBS Licence Agreement to the extent related to the activities mentioned under (a) and (b);

(f)                                   any and all services and products relating to or in connection with the rights granted under (a) and (b), including without limitation:

(i)                                     the marketing, promotion and advertising of these services and products, via any present or future means, including but not limited to radio, television, Internet, telephone (e.g. WAP), direct mail, newspaper and magazine advertising, billboards, and posters and any other present or future means of advertising;

(ii)                                  any spin-off activities and products relating to or in connection with the rights granted under (a) and (b), such as EPG services, web-site and mobile telecommunications services, ringtones and activities including without limitation SMS services, ringtones and gaming, via any and all media and by all other methods now known or hereafter devised or developed, including but not limited to satellite, cable, wire, fibre, terrestrial over the air, home entertainment, software, hardware, internet, telephone (e.g. SMS, I-mode and WAP), all other forms of on-line and interactive and enhanced rights or media or similar applications or devices and, as far as screen originated: tape, disc, CD and/or DVD.

5

(3)                                  Licensee: a company incorporated and existing under the laws of England and Wales Sky Radio Ltd. (“Sky”)

• the Sky Field of Use:

(a)                                  For all radio and other audio services and products which are perceivable by individuals via loud speakers of any nature whatsoever, whether the relevant technology exists at the date of the Sky Licence Agreement or is developed in the future, and howsoever distributed, including in particular (without limitation audio broadcasting and transmission and the exploitation of one or more radio stations (“the Radio Station(s)”);

(b)                                 any and all events relating or in connection with the services mentioned under (a) (including without limitation musical events, live performances, sponsoring and audio (re)broadcasting of audio pieces which were previously recorded and/or broadcast in whichever media);

(c)                                  all services related to or in connection with the services and products under (a) such as, but without limitation, use within and outside the company, e.g. on letterheads, personnel clothing, company cars and on  web sites;

(d)                                 merchandising the Licensed Trademarks and Licensed Domain Names as defined in the Sky Licence Agreement to the extent related to the activities mentioned under (a);

(e)                                  any and all services and products relating to or in connection with the rights granted under (a), including and without limitation:

(i)                                       the marketing, promotion and advertising, via all media and by all other methods, including but not limited to radio, television, Internet, telephone (e.g. WAP), direct mail, newspaper and magazine advertising, billboards, posters and any other present or future means of advertising, it being understood that insofar as printed media are concerned that are aimed at the general public or Radio Station(s)’ listeners, the Sky Field of Use shall exclude the publication and/or distribution, for commercial gain, of printed media under a name which includes the name “Veronica”, which restriction does not apply to business to business communication;

(ii)                                    any spin-off activities and products relating to or in connection with the rights granted under (a), such as web-site and mobile telecommunications services, ringtones and activities including without limitation SMS services and gaming, via any and all media and by all other methods now known or hereafter devised or developed, including but not limited to satellite, cable, wire, fibre, terrestrial over the air, home entertainment, software, hardware, internet, telephone (e.g. SMS, I-mode and WAP), all

6

other forms of on-line and interactive and enhanced rights or media or similar applications or devices and, as far as audio originated tape, disc, CD and/or DVD;

(4)                                  • the Residual Field of Use:

All commercial and non-commercial use of the Veronica Trademarks and/or the Veronica Domain Names for goods and services other than that fall within the SBS Field of Use, the Veronica Field of Use and the Sky Field of Use;

2.2                                 Each Licensee will have the obligation to inform the relevant public in such a way as to avoid confusion about the origin of the Licensee’s services and products.

2.3                                 SBS and Sky acknowledge that broadcasting music via radio is the main activity of Sky, whilst broadcasting music via television is part of the main activities of SBS. Therefore, the parties agree as follows:

(1)                                  The commercial exploitation of music under the trademarks licensed to Sky and SBS shall be restricted to Sky, with the following exceptions:

(i)                                     the commercial exploitation of music on a “Veronica” television channel by SBS  under the licensed trademarks (other than “Veronica Music”);

(ii)                                  the commercial exploitation of music under the name of a programme which was broadcast on the Veronica channel of  SBS television, provided that no name including “Veronica” shall be used for such purposes (other than as permitted in the examples below).

(2)                                  The use of the name “Veronica Music” as a domain name, trade name or trademark shall be restricted to Sky, the only exceptions being that SBS may use (a) the name “Veronica Music Television” for a television programme or television channel and (b) the name “Veronica Music Magazine” for a magazine.

Examples:

(a)          SBS may broadcast a programme on television or start a television channel under the name “Veronica Music Television”, however no CD’s or DVD’s may be distributed under that name “Veronica Music Television”, “Veronica Music” or other name including “Veronica”;

(b)         assuming that SBS would broadcast a music programme under the name “Top of the Pops”, SBS may sell music CD’s (or other data carriers) under the name “Top of the Pops”. In order to indicate the source, SBS may add the Veronica television logo, in the way and in the same (modest) size as it uses other television logo’s on CD’s (e.g. currently a modest logo in the bottom corner);

(c)          SBS may make music available on web sites or web pages under a name

7

including “Veronica” (domain name or web page under the Veronica brand), but may only offer this as streaming video (audio in combination with corresponding moving image) and not in only audio form;

(d)         SBS may publish a magazine under the name “Veronica Music Magazine”, however no CD’s or DVD’s may be distributed under the name “Veronica Music Magazine”, or another name including “Veronica”;

(e)          SBS may bring out music DVD’s (and other data carriers), but not under a name including “Veronica”. DVD’s which contain content which has been broadcast on the Veronica television channel may contain a (modest)Veronica television logo,  in the way and in the same (modest) size as it uses other television logo’s on CD’s (e.g. currently a modest logo in the bottom corner);

(f)            Sky may bring out music DVD’s (and other data carriers). Music DVD’s are for instance DVD’s of pop concerts, compilations of a latest album etc.

3.                                     Trademarks and Domain Names

3.1                                 The following Licensees were allocated the following rights with respect to the Veronica Trademarks and the Veronica Domain Names:

Licensee: a company with limited liability SBS Broadcasting B.V.

a)                                      Only SBS may use the Veronica Trademarks and the Veronica Domain Names in conjunction with or containing the words:

TV

Television

Magazine

Guide

Electronic programme guide

Epg.

b)                                     Only SBS may use the Veronica Trademarks and the Veronica Domain Names in conjunction with or containing the words:

Satellite

Digital

as such.

c)                                      SBS may only use the Veronica Trademarks and the Veronica Domain Names in conjunction with or containing the words:

Channel

Mobile

Internet

if used in combination with the word “TV” or “Television” or with a clear reference to its printed media field of use (such as in combination with “magazine”).

8

d)                                 SBS may use the name “Veronica Music Television” for a television programme or Veronica television channel of SBS and the name “Veronica Music Magazine” for a magazine.

e)                                      The words indicated under (a), (b), (c) and (d) above refer also to the translation of these words in another language.

3.2                                 Licensee: a company incorporated and existing under the laws of England and Wales Sky Radio Ltd.

a)                                      Only Sky may use the Veronica Trademarks and Veronica Domain Names in conjunction with or containing the words:

Radio

Concert

DAB

Drive In Show.

b)                                     Only Sky may use the Veronica Trademarks and Veronica Domain Names in conjunction with the or containing the word:

Music           (other than the use permitted to SBS under 3.1.d above).

c)                                      Sky may only use the Veronica Trademarks and Veronica Domain Names in conjunction with or containing the words:

Channel

Mobile

Internet

Digital

Satellite

if used in combination with the word “Radio”.

d)                                     The words indicated under (a), (b) and (c)  above refer also to the translation of these words in another language.

3.3                                 The top level domain names consisting only of the “Veronica” name in combination with the top level indication (e.g. veronica.org, veronica.biz etc.) will not be used by one of the Licensees with the exception of the use by SBS of the domain name “Veronica.tv” and by Sky of the Domain Name “Veronica.fm”. Veronica Merken B.V. shall register at its costs any of such top level domain names, if still available, upon first request of each of the licensees. Use of any such Domain Names, excluding “Veronica.tv” and “Veronica.fm”, shall be jointly agreed upon between Veronica Merken B.V., SBS and Sky.

4.                                      Veronica Trademarks Advisory Council

Each Licensee, together with the other Licensees, and Veronica Merken BV shall meet biannually with the Veronica Trademarks Advisory Council and inform the Council on any relevant developments in the preceding period with respect to the use of the Veronica Trademarks and the Veronica Domain Names. The Advisory Council shall consist of a

9

maximum of three board members of Vereniging Veronica. The Council shall, at Licensee(s)’s request, advise Licensee(s) with regard to the Use, of the Veronica Trademarks and Domain Names.

5.                                     Image Veronica Trademarks

It is agreed that the image of the Veronica Trademarks is young, fresh and rebellious and it is acknowledged that the anticipated activities of the Licensees fit within this image.

6.                                     Infringement

Each Licensee and Veronica Merken BV agree to notify each other and the other Licensees as soon as reasonably possible after becoming aware that a third party is bringing, or may bring, a claim or action for infringement of that third party’s intellectual property rights which relates to the Veronica Trademarks and/or the Veronica Domain Names, and will keep each other and the other Licensees duly informed of the course of any legal actions or measures taken by it or such third party in relation thereto.

7.                                     Confidentiality

Each Licensee and Veronica Merken BV agree to treat in all respects as confidential this Code of Conduct and any and all information disclosed to it by another Licensee or Veronica Merken B.V. for a period of 5 (five) years following disclosure of such information, except:

(a)                                  to the extent required by law or any competent authority;

(b)                                 to their professional advisers subject to a duty of confidentiality and only to the extent necessary for any lawful purpose; and

(c)                                  to the extent that at the date hereof or hereafter such information is or shall become public knowledge otherwise than through improper disclosure by any person.

8.                                     Notices

All notices hereunder shall be addressed to:

Veronica Merken BV
Attn.:	Pieter Kuipers
Address:	Olympia 2a, 1213 NT Hilversum

Licensees:	SBS Broadcasting B.V.
	Attn.:	Business Director
	Address:	Rietlandpark 333, 1019 DW Amsterdam

	With a copy to:	SBS Services B.V.
	Attn.:	General Counsel
	Address:	Rietlandpark 353, 1019 EM Amsterdam

Vereniging Veronica
Attn.:

10

Address:	Olympia 2a, 1213 NT Hilversum

Sky Radio Ltd.
Attn.:	Albert Trik
Address:	Postbus 101, 1400 AC Bussum

or at such other address as stipulated in writing by Veronica Merken BV or any Licensee after the date hereof.

Every notice and other communication given under this Code of Conduct shall be sent by registered mail addressed at all the addresses above other than the addresses of the originator of such notice or communication. Notice shall be deemed given two full business days after posting.

9.                                     Waiver

No waiver (whether express or implied) by a Licensee or Veronica Merken B.V. of any breach by another Licensee or Veronica Merken B.V. of any of its obligations under this Code of Conduct shall be deemed to constitute a waiver or consent to any subsequent or continuing breach by such Licensee or Veronica Merken B.V. of any such obligations.

10.                              No Partnership

This Code of Conduct does not constitute in any respect and shall not be construed by any means, as constituting a partnership, agency, joint venture, or distribution agreement between the Licensees and/or Veronica Merken B.V. No Licensee nor Veronica Merken B.V. has the right to represent, obligate or bind any other Licensee or Veronica Merken B.V. hereto in any manner whatsoever.

11                                 Conflict

In the event of any conflict between a provision of this Code of Conduct and a provision contained in a License Agreement, the relevant provision of the License Agreement will supersede the provision of this Code of Conduct.

12.                              Amendments

Any changes, supplements and amendments to this Code of Conduct shall be mutually agreed in writing between Veronica Merken BV and the Licensees.

13.                              Law & Disputes

13.1                          This Code of Conduct shall be governed by the laws of The Netherlands;

13.2                           Any disputes that arise in respect of the Code of Conduct shall be referred in the first instance by Veronica Merken BV and/or each Licensee to their respective chief executive officers and/or, if relevant, the respective chief executive officers of the other Licensees.  If the chief executive officers, using their best efforts in good faith, are unable to resolve the dispute within 7 working days, the dispute shall be finally settled in accordance with the latest Arbitration Rules of The Netherlands Arbitration Institute (“NAI”) (with the exclusion of the rules on the arbitral preliminary proceedings (“arbitraal kort geding”).  The arbitral tribunal shall be composed of three arbitrators. Each party shall appoint one

11

arbiter.  The two appointed arbiters shall then appoint a third.  The place of arbitration shall be Amsterdam.  The arbitral procedure shall be conducted in the English language unless the parties mutually agree that the Dutch language shall be applied.

13.3                           Article 13.2 shall not preclude the right of the parties to refer any and all disputes in urgent matters  to the President (“Voorzieningrechter”) of the District Court of Amsterdam.

14.                              Termination

14.1                           The parties to this agreement acknowledge that, upon signing of this Code of Conduct by Veronica Merken B.V., the rights and obligations of Veronica Holding B.V. under the Code of Conduct to which Veronica Holding is a party shall terminate. The signing of this Code of Conduct by Veronica Holding B.V. is solely for the purpose of acknowledgement by Veronica Holding of this clause 14.

ACKNOWLEDGED AND AGREED:

For and on behalf of Veronica Merken BV:

/s/ Peieter Kuipers

Name: Pieter Kuipers

Title: Managing director of Veronica Merken BV

Date: 1 September 2003

For and on behalf of Licensee:

Signature:

Full name of Licensee: Sky Radio Limited

Full name of signatory: Albert Trik

Title: Director

Date: 1 September 2003

Signature:

12

Full name of Licensee: Vereniging Veronica

Full name of signatory:

Title:

Date: 1 September 2003

Signature:	/s/ Andre Kreuzen

Full name of Licensee: SBS Broadcasting B.V.

Full name of signatory: A.H.T. Kreuzen

Title: Business Manager SBS Broadcasting B.V.

Date: 1 September 2003

For and on behalf of Veronica Holding BV:

Name: Pieter Kuipers

Title: Managing director of Veronica Holding BV

Date: 1 September 2003

13

ANNEX 6

EXAMPLES OF FIELDS OF USE

SKY FIELD OF USE	SBS FIELD OF USE	VERONICA FIELD OF USE	RESIDUAL FIELD OF USE (SPV)

Main activities

Main activities

Main activities

All activities outside the Sky, SBS & Veronica fields of use, e.g.

• Audio (loudspeaker)	• Visual/ Audio-visual (screen)	• Non profit educational • Non profit events • Non profit activities within Vereniging Veronica • Charity	• Veronica telecom operator • Veronica Internet provider • Veronica Food/Drinks • Veronica café • Veronica Airlines
• Radio station, radio broadcasting (via radio, Internet etc.)

• television station, tv broadcasting (via television, Internet etc.)

	• Printed media	Non-profit as defined in Code of Conduct.
• Former activities of Veronica Uitgeverij (Veronica Magazine, Satellite).

Activities related to main activities, e.g.	Activities related to main activities, e.g.

• Publications, excluding BtoC printed media for commercial gain under a name including “Veronica”, e.g.	• Magazines in electronic form
• BtoB publications in any media and howsoever distributed, whether promotional or for commercial gain;	• Activities of Veronica Litho (e.g. print media production process)
• BtoC printed media, e.g.	• Activities of Veronica Digitaal (e.g. production of web sites)
• a weekly Top 100 hit list chart distributed house to house, in shops etc;
• publications about the Radio station, programmes, dj’s etc;
• Not: Veronica magazine and Satellite Magazine.

• No EPG (except for radio programming)	• EPG

• Web-site, mobile phone etc.	• Web-site, mobile phone etc.
• Information related to audio activities	• Information related to audio-visual activities
• Audio (e.g. music)	• Audio fragments of screen originated material (e.g. soundtrack film). Audio-visual (screen originated, e.g. television programmes, movie trailers)
• Audio-visual fragments of audio originated material (e.g. new clip of Madonna)	• Games, ring tones, screensavers etc.
• Games, ring tones, screensavers etc.

• Promotion & merchandising of audio activities, e.g.	• Promotion & merchandising of television activities, e.g.
• T-shirt, mug, school diary etc. with Veronica logo	• T-shirt, mug, school diary etc. with Veronica logo

• Events, e.g.	• Events, e.g.
• Not: Veronica Strandrace	• Veronica Strandrace
• Music concert (live event and broadcasting via radio; no broadcasting via TV)	• Not: music concerts

• Music	• Music

The commercial exploitation of music (including music DVD’s, e,g, of pop concerts, compilations of a latest album etc).	The commercial exploitation of music, limited to:
(i) The commercial exploitation of music on a Veronica television channel of SBS under the licensed trademarks, other than “Veronica Music”, but including “Veronica Music Television”; and
(ii) the commercial exploitation of music under the name of a programme which was broadcast on the Veronica channel of SBS television,

provided that no name including “Veronica” shall be used for such purposes (other than as permitted in the examples below).

Examples:

(a)  SBS may broadcast a programme on television or start a television channel under the name “Veronica Music Television”, however no CD’s or DVD’s may be distributed under that name “Veronica Music Television”, “Veronica Music” or other name including “Veronica”;

(b) assuming that SBS would broadcast a music programme under the name “Top of the Pops”, SBS may sell music CD’s (or other data carriers) under the name “Top of the Pops”. In order to indicate the source, SBS may add the Veronica television logo, in the way and in the same (modest) size as it uses other television logo’s on CD’s (e.g. currently a modest logo in the bottom corner);

(c) SBS may make music available on web sites or web pages under a name including “Veronica” (domain name or web page under the Veronica brand), but may only offer this as streaming video (audio in combination with corresponding moving image) and not in only audio form;

(d) SBS may publish a magazine under the name “Veronica Music Magazine”, however no CD’s or DVD’s may be distributed under the name “Veronica Music Magazine”, or another name including “Veronica”.

(e) SBS may bring out music DVD’s (and other data carriers), but not under a name including “Veronica”. DVD’s which contain content which has been broadcast on the Veronica television channel may contain a (modest) Veronica television logo,  in the way and in the same (modest) size as it uses other television logo’s on CD’s (e.g. currently a modest logo in the bottom corner);

ANNEX 7

DEED OF CONTRIBUTION

JP/ME/80041538/001a UK
Payment on shares by means of contribution

On this the first day of September two thousand three, appeared before me, Jeroen Herman Joseph Preller, civil law notary in Rotterdam:

Ilse Lucette Maria Wouterse, employed at the offices of me, civil law notary, located at 3014 DA Rotterdam, Weena 750, born at Maastricht on the third day of February nineteen hundred seventy-five, acting for the purposes hereof pursuant to a written power of attorney from:

Mr Pieter Kuipers, residing at 1406 LA Bussum (the Netherlands) Koedijklaan 30, born in Appingedam (the Netherlands) on the twenty-third day of January nineteen hundred fifty nine, who granted the said power of attorney in his capacity of  managing director of the private company with limited liability Veronica Holding B.V., having its corporate seat at Hilversum (the Netherlands) (address: 1213 NT Hilversum (the Netherlands) Olympia 2a, Trade register number 32060962), which company acts:

a.                    for itself, hereinafter referred to as: “Contributor”;

b.                   as managing director of the private company with limited liability Veronica Merken B.V., having its corporate seat at Hilversum, the Netherlands (address: 1213 NT Hilversum, the Netherlands, Olympia 2a), this company hereinafter reffered to as: “Company”.

The person appearing, acting as mentioned, declared:

•                       that the Company was incorporated by the Contributor by deed executed today before the notary who drafted this deed (the “Deed of Incorporation”);

•                       that pursuant to the Deed of Incorporation, the authorised capital of the Company is ninety thousand Euros (EUR 90.000), divided into ninety thousand (90.000) shares, each with a nominal value of one Euro (EUR 1.-), of which eighteen thousand (18.000) shares (the “Shares”) were issued to the Contributor;

•                       that pursuant to the Deed of Incorporation of the Company, the Contributor - referred to in the Deed of Incorporation as the “Incorporator” - and the Company have undertaken, with respect to the paying up of the subscribed shares, as follows verbatim:

“1.                               the incorporator has paid up on the shares the amount of eighteen thousand euros (EUR 18,000.-).

2.                                      Notwithstanding the payment in cash as mentioned under 1. the incorporator shall, immediately after the incorporation, pay for the shares by contribution and transfer to the company of all rights of intellectual property registered in the name of the incorporator or beneficially belonging to the property of the incorporator, including inter alia trade names, logo’s and wordmarks, licences, copyrights, models, designs, other rights regarding software and domain names (“Rights of Intellectual Property”), with due observance of and subject to:

(i)                              two licence agreements entered into between the incorporator and (a) “SBS Broadcasting B.V.” (hereinafter: “SBS”) and (b) “Sky Radio Limited” (hereinafter: “Sky”), these licence agreements hereinafter referred to as “Licence Agreements”;

1

(ii)                          the rights of pledge created on the Rights of Intellectual Property in favour of SBS and Sky, pursuant to the Licence Agreements;

(iii)                      assumption of the obligation to grant a licence to the Association Vereniging on the Rights of Intellectual Property for the agreed Field of Use.

In respect of the contribution, the incorporator shall prepare a description of contribution, which description shall state the value attributed thereto and the valuation methods applied, which methods must satisfy generally acceptable standards. The description shall relate to the condition of the contribution on a date no earlier than five months prior to the date of the incorporation of the company. With respect to the contribution referred to in the description an accountant as referred to in article 2:204a Civil Code shall issue a certificate confirming that the value of the contribution when applying generally acceptable valuation methods at least amounts to nil.”

CONTRIBUTION

To satisfy its obligation pursuant to the Deed of Incorporation to contribute on the Shares, the person appearing, acting as mentioned, declared that the Contributor hereby contributes and transfers to the Company and the Company accepts all rights of intellectual property registered in the name of the Contributor or beneficially belonging to the property of the Contributor, including inter alia trade names, logo’s and wordmarks, licences, copyrights, models, designs, other rights regarding software and domain names, which immediately after the execution, will be attached to this Deed as Appendix 1, hereinafter referred to as “Rights of Intellectual Property”, with due observance of and subject to:

(i)                  two licence agreements entered into between the Contributor and (a) “SBS Broadcasting B.V.” (hereinafter: “SBS”) and (b) “Sky Radio Limited” (hereinafter: “Sky”), these licence agreements hereinafter referred to as “Licence Agreements”;

(ii)               the rights of pledge created on the Rights of Intellectual Property in favour of SBS and Sky, pursuant to the Licence Agreements (the “Deeds of Plegde”);

(iii)            assumption of the obligation to grant a licence to the association “Vereniging Veronica” on the Rights of Intellectual Property for the agreed Field of Use.

CONTRACT ASSUMPTION

The person appearing, acting as mentioned, declared that the Company hereby assumes any and all rights and obligations and the legal relationship to the other party under the Licence Agreements and the Deeds of Pledge, by means of assignment (“contractsoverneming”) as meant in Article 6:159 paragraph 1 Civil Code. The consent to this contract assignment of the parties mentioned under (a) and (b) will appear from two deeds of adherence.

PROVISIONS RELATING TO CONTRIBUTION

The person appearing, acting as mentioned, subsequently declared that the following has been agreed regarding the contribution of the Rights of Intellectual Property:

2

A.                                  The Contributor is obliged to procure that all current rights and obligations relating to the Rights of Intellectual Property and arising from contracts with third parties in connection with the Rights of Intellectual Property shall accrue to or be for the account of the Company; the Contributor hereby transfers the above contracts to the Company, which accepts such transfer.

B.                                                                                   the Contributor grants no other indemnification than for the existence of the Rights of Intellectual Property;

C.                                    The Contributor authorises the Company to perform all acts necessary to effect the transfer of the Rights of Intellectual Property, including the performance of all the registrations which are immediately conductive to or connected with the transfer.

DISCRIPTION AND AUDITOR’S CERTIFICATE

1.                                      Article 2:204c Civil Code does not apply to this contribution and transfer because Article 2:204a Civil Code does apply.

2.                                      The Contributor, as sole incorporator of the Company, has prepared a description as referred to in Article 2:204a paragraph 1 Civil Code to this contribution and transfer, which description has been signed by the Contributor as sole incorporator of the Company.

3.                                      Concerning the description as mentioned under 2, an accountant has, with due observance of the requirements as described in Article 2:204a Civil Code, issued a certificate confirming that the value of the contribution, when applying generally acceptable valuation methods, at least amounts to nil.

The auditor’s certificate is attached to the Deed of Incorporation of the Company.

4.                                      The parties are not aware that the contribution has been significantly declined in value after de date of the description.

FINAL PROVISONS

1.                                      The Company accepts the above-described contribution and transfer on the basis of the provisions and stipulations made in that connection and declared that it has taken possession of the contributed assets and therefore grants the Contributor a full discharge.

2.                                      To the extent necessary and possible, the parties waive their right to demand the rescission (“ontbinding”) of this agreement on any ground.

The authorization granted to the person appearing is evidenced by one private power of attorney, which immediately after the execution will be attached to this deed.

CONCLUSION

The person appearing is known to me, civil law notary.

This deed was executed in Rotterdam on the date mentioned in its heading.

After I, civil law notary, had conveyed and explained the contents of the deed in substance to the person appearing, she declared that she has taken note of the contents of

3

the deed, were in agreement with the contents and did not wish them to be read out in full.

Following a partial reading, the deed was signed by the person appearing and me, civil law notary on seventeen hundred hours and thirty minutes.

I.L.M. Wouterse
J.H.J. Preller, civil law notary
ISSUED AS A TRUE COPY, by me, Gijsbert Johannes Rooijens, candidate civil law notary, as deputy of Jeroen Herman Joseph Preller, civil law notary at Rotterdam, on this the eight day of September 2003.

4

ANNEX 8

DEED OF ADHERENCE

CONFORMED COPY

1 SEPTEMBER 2003

BETWEEN

VERONICA MERKEN B.V.

AND

SBS BROADCASTING B.V.

DEED OF ADHERENCE

DEED OF ADHERENCE

The undersigned:

1.                                          VERONICA MERKEN B.V.., a private company with limited liability organised under the laws of the Netherlands, having its corporate seat in Hilversum, the Netherlands and offices at Olympia 2A, Hilversum, the Netherlands, hereinafter referred to as the “New Licensor”, duly represented in this matter by Veronica Holding, hereby represented by its managing director, P. Kuipers;

and

2.                                          SBS BROADCASTING B.V., a private company with limited liability organised under the laws of the Netherlands, having its corporate seat in Amsterdam, the Netherlands and offices at Rietlandpark 333, 1019 DW  Amsterdam, the Netherlands, hereinafter referred to as the “Licensee”, duly represented in this matter by its business manager A.H.T. Kreuzen;

Whereas:

A.           Veronica Holding was the exclusive owner of Veronica Trademarks and Domain Names (hereafter the “Initial Licensor”) and has entered into a licence agreement with Licensee with respect to the Veronica Trademarks and Veronica Domain Names dated 1 September 2003 (hereafter the “Trademark Licence Agreement”).

B.             After the execution of the trademark Licence Agreement, the exclusive rights to the Veronica Trademarks and Veronica Domain Names are transferred to the New Licensor by Veronica Holding B.V. by deed of 1 September 2003 (hereafter the “Deed of Contribution”).

C.             Veronica Holding B.V. has assigned its legal relationship under the Trademark Licence Agreement and all Annexes thereto, including the Deed of Pledge, to the

1

New Licensor in the Deed of Contribution and the New Licensor and Licensee wish to adhere to the rights and obligations under the Trademark Licence Agreement and the Annexes thereto by way of this Deed of Adherence.

Declare to have agreed as follows:

1.                             Words and expressions defined in the Trademark Licence Agreement have the same meaning when used in this Deed, unless expressed otherwise in this Deed.

2.                             The New Licensor confirms that it has been supplied with a copy of the Trademark Licence Agreement and Annex 1 to 9 to the Trademark Licence Agreement.

3.                             The New Licensor undertakes to the Licensee to be bound by the Trademark License Agreement and all Annexes thereto in all respects as if the New Licensor  was a Party to the Trademark Licence Agreement and named in it as the Licensor and to observe and perform all the provisions and obligations of the Trademark Licence Agreement and all Annexes thereto applicable to or binding on the Licensor under the Trademark Licence Agreement and all Annexes thereto insofar as the Original Licensor is required to observe or perform on or after the date and time of this Deed.

4.                             The Licensee undertakes to the New Licensor to observe and perform all the provisions and obligations of the Trademark Licence Agreement and all Annexes thereto applicable to or binding on the Licensee and to acknowledge that the New Licensor shall be entitled to the rights and benefits of the Trademark Licence Agreement and all Annexes thereto as if the New Licensor were named in the Trademark Licence Agreement and all Annexes thereto as the Licensor with effect from the date and time of this Deed.

5.                             The Licensee hereby consents to the assignment (“contractsovername”), as meant in Article 6:159 paragraph 1 Civil Code, of the Trademark Licence Agreement and all Annexes thereto, including  the deed of pledge, by Veronica Holding, as included in the Deed of Contribution.

6.                             The address and facsimile number of the New Licensor for the purposes of the clause headed Notices of the Trademark Licence Agreement is as follows:

Veronica Merken B.V.

Attn.:	Pieter Kuipers

2

Address:	Olympia 2a, 1213 NT Hilversum

7.                             This Deed is governed by and shall be construed in accordance with the laws of The Netherlands.

IN WITNESS WHEREOF this deed has been executed and delivered.

(signatures to follow)

VERONICA MERKEN B.V.

Date:	1 September 2003

Signature	/s/ Pieter Kuipers

Hereby duly represented by: P. Kuipers

Title:	Managing Director of Veronica Merken B.V.

SBS BROADCASTING B.V.

Date:	1 September 2003

Signature	/s/ Pieter Kuipers

Hereby duly represented by A.H.T. Kreuzen

Title:	Business Manager of SBS Broadcasting B.V.

3

ANNEX 9

DEED OF PLEDGE OF INTELLECTUAL PROPERTY RIGHTS

Conformed Copy

DEED OF PLEDGE

of

INTELLECTUAL PROPERTY RIGHTS

between

Veronica Holding B.V.

and

SBS Broadcasting B.V.

1 September 2003

DEED OF PLEDGE

of

INTELLECTUAL PROPERTY RIGHTS

The undersigned:

1.                             Veronica Holding B.V., a private company with limited liability existing under the laws of The Netherlands, with corporate seat and address at Olympia 2a (1213 NT) Hilversum (the “Pledgor”); and

2.                             SBS Broadcasting B.V., a private company with limited liability existing under the laws of The Netherlands, with corporate seat and address at Rietlandpark 333 (1019 DW) Amsterdam (the “Pledgee”);

whereas:

In a licence agreement dated 1 September 2003, the Pledgor has undertaken to create in favour of the Pledgee a first ranking right of pledge in respect of the trademarks and domain names licensed to Pledgee pursuant to that agreement, as security for the payment of any amount which the Pledgor owes or may at any future date owe to the Pledgee pursuant to that licence agreement.

have agreed as follows:

Interpretation

Clause 1

1.1                                In this deed:

“Encumbrances and Restrictions” means security rights and other limited rights, retention of title, qualitative obligations (kwalitatieve verplichtingen), rights of retention, personal rights of enjoyment and use, beneficial ownership rights, whether or not embodied in certificates or depositary receipts, rights to acquire, rights to acquire one or more Encumbrances and Restrictions, attachments, and any other restrictions of the freedom to control, manage, enjoy, or use, the foregoing with the exception of restrictions which arise directly from the law;

“Enforcement Event” means the event that a Secured Obligation (as defined in the Licence Agreement) has not been paid, or not fully paid, within 10 days after the written request for payment has been received by Pledgor;

“Intellectual Property Rights” shall include:

(i)                                     the Licensed Trademarks and Licensed Domain Names (as these terms are defined in the License Agreement), wherever such rights are valid or registered or valid;

(ii)                                  any goodwill and any ancillary (copy) rights in the intellectual property rights referred to in (i) above;

(iii)                               any rights and powers related to the intellectual property rights referred to in (i) above;

2

(iv)                              claims and applications to acquire any intellectual property rights referred to in (i) above and any future registrations resulting therefrom;

“IP-Right” means the right as referred to in clause 2.1 of this deed.

“Licence Agreement” means the agreement of 1 September 2003 made between, inter alia, the Pledgor, and the Pledgee, as amended, varied, novated or supplement from time to time;

“Pledge List” means the pledge list as referred to in clause 4.1 of this deed.

“Right of Pledge” means the right of pledge as created in clause 2.1 and clause 3 of this deed.

1.2                                 Capitalised terms not defined in this deed shall have the meaning given to such terms in the Licence Agreement, unless a contrary indication appears.

Obligation to give right of pledge

Clause 2

2.1                                 To the extent that there is no other valid legal basis therefor, the Pledgor hereby undertakes to create in favour of the Pledgee, as security for the payment of the Secured Obligation, a first ranking right of pledge (the “Right of Pledge”), subject to article 6.2, in respect of all of the Intellectual Property Rights held by the Pledgor and licensed to the Pledgee pursuant to the Licence Agreement at the time of the signing of this deed, as set out in schedule 1, or as acquired by the Pledgor and licensed to the Pledgee after the signing of this deed (each individually and jointly, the “IP-Right”).

Pledge of IP-Right

Clause 3

The Pledgor hereby creates the Right of Pledge in favour of the Pledgee as security for the payment of the Secured Obligations, and the Pledgee hereby accepts the Right of Pledge from the Pledgor. To the extent that the IP-Right is a future right, the creation of the Right of Pledge shall take place in anticipation.

Pledge Lists

Clause 4

4.1                                 The Pledgor shall provide the Pledgee whenever the Pledgee so requires, but in any event within five business days of the end of each calendar year with a list specifying the IP-Right, to the extent that it exists, (each such list and the list attached as schedule 3, a “Pledge List”).

4.2                                 Each Pledge List must:

a.               be in the form as set out in schedule 1, or another form required or approved by the Pledgee;

b.              separately specify any Intellectual Property Rights which have accrued to the Pledgee since the date of the preceding Pledge List submitted to the Pledgor (each a “New IP-Right”);

3

c.               contain, in respect of any New IP-Right, such a description of such right that on the basis thereof the New IP-Right is identified in accordance with the requirements of schedule 1 and which includes, if applicable, the register in which the New IP-Right is or will be registered and the registration number;

d.              have been fully completed;

e.               have been signed by a person as referred to in clause 4.4;

f.                 be accompanied by copies of all relevant documentation in respect of each New IP-Right, such as copies of registration certificates of registered rights and copies of the agreements or other documents.

If an Enforcement Event occurs and is continuing and to the extent that the Pledgee so requires, the Pledgor shall incorporate the Pledge List in a notarial deed.

4.3                                          Whenever the Pledgee so requires,  the Pledgor shall provide the Pledgee without delay with a deed (a “Further IP-Deed”) to the satisfaction of the Pledgee confirming the existence of or, if necessary, creating the Right of Pledge in respect of any New IP-Right and, together with this deed and each Further Deed a “Relevant Deed”);

4.4                                          The Pledgor shall ensure that the Pledgee will at all times have a signature card containing the names and signatures of at least three persons who are entitled to represent the Pledgor in signing Further IP-Deeds, Pledge Lists and signature cards. Each signature card must:

a.               be in the form as set out in schedule 2 or another form required or approved by the Pledgee,

b.              have been fully completed; and

c.               have been signed (i) in the case of the first signature card, by a person whose authority to do so has been established to the satisfaction of the Pledgee, or (ii) in the case of subsequent signature cards, by a person who is authorised to do so according to the previous signature card.

Until the Pledgor has informed the Pledgee that the representative powers of a person on a signature card have terminated, by providing the Pledgee with a new signature card, the Pledgor may not invoke such termination against the Pledgee, irrespective of any registration in any register or any other disclosure.

4.5                                          Each Further IP-Deed and each Pledge List shall form part of this Deed.

4.6                                          The Right of Pledge includes the entire IP-Right and any and all rights, even if the details of the IP-Right as set out in a Relevant Deed are incorrect or incomplete. The fact that the IP-Right is not included in whole or in part or is not fully described in a Relevant Deed does not prove that the Right of Pledge does not exist in respect of the IP-Right or such part thereof.

4

Registration and notification

Clause 5

5.1                                          The Pledgee may at any time:

a.                             register each Relevant Deed in any appropriate register in which the IP-Right is registered and

b.                            notify each Relevant Deed to any relevant third party.

5.2                                          The Pledgor shall at the first request of the Pledgee take all requested action to effect such registration or notification.

5.3                                          The costs of the registration of each Relevant Deed shall be for the account of the Pledgee.

Separate rights; rank

Clause 6

6.1                                          The Right of Pledge is a separate right of pledge on each intellectual property right and each right or claim that forms part of the IP-Right.

6.2                                          The Right of Pledge shall be a first-ranking right of pledge. In respect of certain trademarks as set out in schedule 4, the Right of Pledge shall rank pari passu with a first-ranking pledge to be granted in favour of Sky Radio Limited, on the same terms and conditions as set out in this deed.

6.3                                          Without prejudice to all other rights and claims of the Pledgee, the Right of Pledge shall, where it cannot rank first, have the highest possible rank.

Rights of Pledgee

Clause 7

7.1                                          If an Enforcement Event occurs and is continuing, the Pledgee may, without prejudice to its rights under the law, exercise all the Pledgor’s rights in respect of the IP-Right and any other rights and powers in respect of the IP-Right without any limitation, on the understanding that:

(i)                                     the Pledgee will give the Pledgor prior written notice before exercising Pledgor’s rights;

(ii)                                  the Pledgee shall respect the licences granted to Vereniging Veronica and Sky Radio Limited and such licenses in the Residual Field of Use for which it has granted its prior consent or in accordance with the shareholders agreement for Veronica Merken B.V..

7.2                                          Insofar as necessary and in respect of the Pledgor’s rights, the Pledgor hereby grants to the Pledgee an irrevocable power of attorney to exercise the rights referred to in clause 7.1 in the Pledgor’s name. In performing legal acts pursuant to this power of attorney, the Pledgee may act as a counterparty to the Pledgor or act pursuant to a power of attorney granted by one or several other parties involved in those acts. The Pledgee may grant a power of attorney to another person to perform, directly or indirectly, such legal acts in the Pledgor’s name within the limits of this power of attorney, and he may substitute another person for itself as authorised person.

7.3                                          The Pledgee is under no obligation to exercise the rights referred to in clauses 7.1 and 7.2 and may use its own discretion in exercising those rights.

5

Foreclosure

Clause 8

8.1                                                For the purpose of this deed, the Pledgor shall be in default (verzuim) if an Enforcement Event occurs and is continuing and all or part of the Secured Obligations remain unpaid.

8.2                                                Without prejudice to clause 8.1, if the Pledgor is in default, the Pledgee may sell all or part of the IP-Right and recover the Secured Obligations from the proceeds.

8.3                                                The Pledgee shall not be required to notify the Pledgor and those who have a limited right (beperkt recht) on or have made an attachment (beslag) in respect of the IP-Right, of any proposed or completed sale.

8.4                                                Only the Pledgee shall have the right to make an application to the competent judge for a different method of sale, as referred to Section 3:251 subsection 1 Civil Code (Burgerlijk Wetboek).

Termination

Clause 9

9.1                                         The Pledgee may at any time determine that the Right of Pledge shall from that moment secure only a part of the Secured Obligations to be specified by the Pledgee. The Pledgor hereby accepts that limitation in anticipation. The limitation shall take effect as soon as the Pledgee has notified the Pledgor thereof in writing. The notification must specify the part of the Secured Obligations which will remain secured by the Right of Pledge.

9.2                                         The Pledgee may at any time waive the Right of Pledge. The Pledgor hereby accepts such waiver in anticipation. The waiver shall become effective as soon as the Pledgee has notified the Pledgor thereof in writing.

9.3                                         Termination of the Licence Agreement does not affect this deed in respect of any right accrued under the Licence Agreement prior to termination thereof.

Warranties

Clause 10

10.1                                The Pledgor warrants to the Pledgee that the following warranties are true and not misleading at the time of execution of this deed or, where the Pledge is created by a Further Deed or a Pledge List at the time of the Pledgor’s signing of the relevant Further Deed or Pledge List or, to the extent that the Pledgor acquires the IP-Right, or the IP-Right comes into existence, at a future date, at the time when the Right of Pledge in respect of it comes into existence:

a.                              The IP-Right may be pledged freely by the Pledgor.

10.2                                The Pledgor declares that it has the right to pledge the IP-Right and that the IP-Right is not subject to any limited rights (beperkte rechten within the meaning of article 3:237 clause 2 of the Netherlands Civil Code) other than any limited right as acknowledged by the Pledgee under the Licence Agreement.

6

10.3                                Any warranty in this deed or the declaration referred to in clause 10.2 being untrue shall be regarded as a failure by the Pledgor to perform this deed.

Further Obligations of the Pledgor

Clause 11

11.1                The Pledgor hereby grants an irrevocable power of attorney to the Pledgee for the performance, in the Pledgor’s name, of any acts which the Pledgor must perform pursuant to this deed. In performing legal acts pursuant to this power of attorney the Pledgee may act as a counterparty to the Pledgor or act pursuant to a power of attorney granted to it by one or several other parties involved in those acts. The Pledgee may grant a power of attorney to another person to perform, directly or indirectly, legal acts in the Pledgor’s name within the limits of this power of attorney or substitute another person for itself as authorised person.

11.2                If the Right of Pledge passes to a third party in accordance with the Licence Agreement, the Pledgee may assign to the third party those rights, and procure the assumption by the third party of those obligations, under this deed which do not automatically pass at the same time. Insofar as necessary, the Pledgor hereby gives its consent in anticipation of such assignment or assumption. Any such assignment or assumption shall have effect as soon as the deed by which it is created has been notified to the Pledgor by the Pledgee or assignee.

Liability and indemnity

Clause 12

12.1                                   The Pledgee’s liability for damage suffered by the Pledgor as a result of the Pledgee exercising its rights under this deed or otherwise in connection with this deed shall be excluded.

12.2                                   The Pledgor shall indemnify the Pledgee against any claims made by third parties in connection with the Right of Pledge. The indemnity shall also relate to any damage suffered, or reasonable costs incurred, by the Pledgee in connection with such claim.

12.3                                   Subclauses 1 and 2 shall not apply to the extent that the damage results from the intentional or deliberately reckless conduct of the Pledgee or any person for whom the Pledgee is liable by law.

No forfeiture of rights.

Clause 13

Unless this deed provides otherwise, any entitlement of a party to any right derived from this deed shall be without prejudice to any other rights and claims under this deed and any rights and claims at law. No right of a party under this deed or by law shall be affected by a failure to invoke that right or to protest against the other party’s failure to perform an obligation.

7

Binding effect and entire agreement; amendment.

Clause 14

14.1                                          If part of this deed is or becomes invalid or non-binding, the parties shall remain bound to the remaining part. The parties shall replace the invalid or non-binding part by provisions which are valid and binding and the effect of which, given the contents and purpose of this deed, is, to the greatest extent possible, similar to that of the invalid or non-binding part.

14.2                                          This deed may not be rescinded in whole or in part.

14.3                                          This deed contains the entire agreement of the parties in relation to its subject matter.

14.4                                          Unless this deed expressly provides otherwise, it contains no stipulations for the benefit of a third party which could be invoked by a third party against a party to this deed.

14.5                                          The schedules to this deed shall form a part thereof.

14.6                                          This deed may only be amended or supplemented in writing and executed by all parties.

Disclosure.

Clause 15

The parties shall not disclose this deed to any third party, except where disclosure is necessary in connection with the pledge of the Share and the exercise of the rights of the Pledgee or is required pursuant to any statutory provision, the rules of any officially recognised exchange, the 2000 Merger Code (SER-besluit Fusiegedragsregels 2000) or a binding decision of a court or another government authority.

in evidence whereof:

this deed was signed in duplicate in the manner set out below.

/s/ Pieter Kuipers
Veronica Holding B.V.
By: Pieter Kuipers
Title: Director
On: 1 September 2003

/s/ Andre Kreuzen
SBS Broadcasting B.V.
By:
Title: Director
On: 1 September 2003

8

Schedule 1

Form of Pledge List

To:	Director
SBS Broadcasting B.V.
[ ]

With a copy to:	[ ]

[date]

Dear Sirs,

Reference is made to the Deed of Pledge of Intellectual Property Rights dated [**] 2003 between [Veronica Merken B.V. / Veronica Holding B.V.] as Pledgor and SBS Broadcasting B.V. as Pledgee (the “Deed of Pledge”). Terms defined in the Deed of Pledge have the same meaning in this Pledge List.

To the extent the Right of Pledge has not already been created, the Pledgor hereby creates the Right of Pledge in favour of the Pledgee as security for the payment of the Secured Obligations.

The Right of Pledge extends to the IP-Right to the extent that (i) it exists at the date of this Pledge List and (ii) it can be determined, now or at the time of foreclosure on the Right of Pledge, that the IP-Right is subject to the Right of Pledge. Accordingly, the Right of Pledge extends, without limitation, to the IP Right to the extent that it is specified in annex 1 to this Pledge List and which for the purpose of identification is described below.

Existing IP-Right

Date of annex:	[date]
Number of pages of annex:	[number]
First IP-Right	[name]
Last IP-Right	[name]

New IP-Right

Date of annex:	[date]
Number of pages of annex:	[number]
First IP-Right	[name]
Last IP-Right	[name]

The Pledgor (i) warrants, except for immaterial exceptions of which the Pledgor is not aware, that this Pledge List specifies the IP-Right and the Royalty Right to the extent that it exists at the date of this Pledge List, and (ii) declares that it has the right to pledge the IP-Right and the Royalty Right and that the IP-Right and the Royalty Right is not subject to any limited rights (beperkte rechten).

This Pledge List forms part of the Deed of Pledge.

9

in evidence whereof:

this Pledge List was signed by the Pledgor in the manner set out below:

**
By:
Title:
Date:

10

Schedule 2

Initial signature card

The following persons (minimum three) are entitled to represent the Pledgor in signing deeds confirming the existence of, or, if necessary, creating the Right of Pledge in respect of any New IP-Right:

Name	:
Title	:
Signature	:

Name	:
Title	:
Signature	:

Name	:
Title	:
Signature	:

Name	:
Title	:
Signature	:

The Pledgor shall ensure that the Pledgee will at all times have an accurate and fully updated signature card available.

11

Schedule 3

Initial Pledge List

WARRANTED TRADEMARKS

HIT			COUNTRY/	APP/REG	PUBREF
NR	TRADEMARK		REGISTER	NUMBER	YR	PAGE	CLASSES	APPLICANT IDENTIFICATION
14	VERONICA		BENELUX	151122	87	1883	35, 38, 41	VERONICA OMROEP ORGANISATIE HILVERSUM	NETH
21	CLUB VERONICA		BENELUX	151290	87	2187	35, 38, 41	VERONICA OMROEP HILVERSUM	NETH
33	CLUB VERONICA	*	BENELUX	398775	84	2761	09, 16, 25	VERONICA OMROEP ORGANISATIE HILVERSUM	NETH
59	VERONICA TRAVEL CLUB		BENELUX	439543	88	3752	16, 25, 38, 39, 41	VERONICA OMROEP ORGANISATIE HILVERSUM	NETH
62	VERONICA SATELLITE	*	BENELUX	448889	89	1296	16, 35, 38, 41	VERONICA OMROEP ORGANISATIE HILVERSUM	NETH
64	VERONICA STRANDRACE		BENELUX	450675	89	1735	09, 16, 25, 38, 41	VERONICA OMROEP ORGANISATIE HILVERSUM	NETH
67	VERONICA TV GUIDE	*	BENELUX	458218	89	3796	16, 35, 41, 42	VERONICA OMROEP ORGANISATIE HILVERSUM	NETH
84	CLUB VERONICA		BENELUX	528445	93	04196	09, 16, 38, 41	VERENIGING VERONICA OMROEP ORGANISATIE HILVERSUM	NETH
86	VERONICA CLUB	*	BENELUX	531066	93	05157	09, 16, 38, 41	VERENIGING VERONICA OMROEP ORGANISATIE HILVERSUM	NETH
89	VERONICA	*	BENELUX	539700	94	02483	09, 16, 35, 41	VERENIGING VERONICA OMROEP ORGANISATIE HILVERSUM	NETH
101	VERONICA GOES CARIBBEAN	*	BENELUX	553878	95	01537	09, 16, 41	VERENIGING VERONICA OMROEP ORGANISATIE HILVERSUM	NETH

12

HIT			COUNTRY/	APP/REG	PUBREF
NR	TRADEMARK		REGISTER	NUMBER	YR	PAGE	CLASSES	APPLICANT IDENTIFICATION
123	VERONICA		BENELUX	712166	02		02, 03, 04, 09, 14, 16, 17, 18, 20, 21, 22, 24, 25, 28, 32, 33, 34, 35, 38, 39, 41, 42	VERENIGING VERONICA HILVERSUM	NETH
125	FINAL COUNTDOWN		BENELUX	717542	03		38, 41	VERENIGING VERONICA HILVERSUM	NETH
129	VERONICA ONE OF US ONE OF US	*	BENELUX	718431	03		09, 16, 38, 41	VERENIGING VERONICA HILVERSUM	NETH
141	VERONICA TV GUIDE	*	INTERNATIONAL	541167	89	4305	16, 35, 41, 42	VERONICA OMROEP ORGANISATIE HILVERSUM	NETH
142	VERONICA	*	INTERNATIONAL	600996	93	02880	09, 16, 38, 41	VERENIGING VERONICA OMROEP ORGANISATIE HILVERSUM	NETH
143	VERONICA		INTERNATIONAL	600997	93	02880	09, 16, 38, 41	VERENIGING VERONICA OMROEP ORGANISATIE HILVERSUM	NETH
144	CLUB VERONICA		INTERNATIONAL	605471	93	04940	09, 16, 38, 41	VERONICA OMROEP ORGANISATIE HILVERSUM	NETH
145	VERONICA CLUB	*	INTERNATIONAL	606379	93	05171	09, 16, 38, 41	VERENIGING VERONICA OMROEP ORGANISATIE HILVERSUM	NETH
146	VERONICA	*	INTERNATIONAL	619024	94	03421	09, 16, 35, 41	VERENIGING VERONICA OMROEP ORGANISATIE HILVERSUM	NETH

HIT		COUNTRY/	APP/REG	PUBREF
NR	LICENSED TRADEMARK	REGISTER	NUMBER	YR	PAGE	CLASSES	APPLICANT IDENTIFICATION
NR	LICENSED TRADEMARKS TO BE APPLIED/REGISTERED FOR BEFORE CLOSING:

13

HIT			COUNTRY/	APP/REG	PUBREF
NR	LICENSED TRADEMARK		REGISTER	NUMBER	YR	PAGE	CLASSES	APPLICANT IDENTIFICATION
A	V LOGO [BM in blackwhith]	*	BENELUX	1038926	03		2, 3, 4, 9, 14, 16, 17, 18, 20, 21, 22, 24, 25, 28, 32, 33, 34, 35,38, 39, 41, 42	VERONICA HOLDING HILVERSUM	NETH
B	V LOGO [BM in colour]	*	BENELUX				2, 3, 4, 9, 14, 16, 17, 18, 20, 21, 22, 24, 25, 28, 32, 33, 34, 35,38, 39, 41, 42	VERONICA HOLDING HILVERSUM	NETH
C	SWOOSH LOGO [BM]	*	BENELUX	1012889	02		9, 16, 38, 41	VERENIGING VERONICA HILVERSUM	NETH
D	VERONICA KOMT NAAR JE TOE		BENELUX	1038932	03		16, 38, 41	VERONICA HOLDING HILVERSUM	NETH
E	VERONICA MAGAZINE		BENELUX	1038933	03		16, 38, 41	VERONICA HOLDING HILVERSUM	NETH
F	VERONICA MAGAZINE LOGO [BM]	*	BENELUX	1038931	03		16, 38, 41	VERONICA HOLDING HILVERSUM	NETH
G	VERONICA SATELLITE		BENELUX	1038930			16, 38, 41	VERONICA HOLDING HILVERSUM	NETH
H	SATELLITE LOGO	*	BENELUX	1038930	03		16, 38, 41	VERONICA HOLDING HILVERSUM	NETH
I	SATELLITE LOGO + ONDERSCHRIFT [BM]	*	BENELUX	1038929	03		16, 38, 41	VERONICA HOLDING HILVERSUM	NETH
J	DIT IS VERONICA		BENELUX	1028409			9,16, 38, 41	VERONICA HOLDING HILVERSUM	NETH
K	VERONICA SPORT		BENELUX	1038935	03		16,38,41	VERONICA HOLING HILVERSUM	NETH
L	VERONICA S TOP 40 GALA		BENELUX	1038936	03		9, 16, 38, 41	VERONICA HOLDING HILVERSUM	NETH
M	VERONICA FILM EN VIDEO		BENELUX	1038934	03		16, 38, 41	VERONICA HOLDING HILVERSUM	NETH

14

HIT		COUNTRY/	APP/REG	PUBREF
NR	LICENSED TRADEMARK	REGISTER	NUMBER	YR	PAGE	CLASSES	APPLICANT IDENTIFICATION
N	VERONICA MUSIC TELEVISION	BENELUX				38,41
O	VERONICA MUSIC MAGAZINE	BENELUX				16

15

Schedule 4

Overview of Veronica trademarks in respect of which Sky Radio Limited has acquired a right of pledge